                              P R O S P E C T U S

                                 APRIL 1, 2001
                       AS SUPPLEMENTED ON AUGUST 1, 2001

 PLEASE CAREFULLY READ THE IMPORTANT INFORMATION IT CONTAINS BEFORE INVESTING.

                       DIMENSIONAL INVESTMENT GROUP INC.

Dimensional Investment Group Inc. is an investment company that offers a variety of investment portfolios.
Each of the investment company's Portfolios has its own investment objective and policies, and is the
     equivalent of a separate mutual fund. The Portfolios described in this
                                  Prospectus:

                   Are generally available only to 401(k) plans
                       or other similar retirement plans.

                    Do not charge sales commissions or loads.

                      Are designed for long-term investors.

                 PORTFOLIOS FOR INVESTORS SEEKING TO INVEST IN:

                           DOMESTIC EQUITY SECURITIES

 U.S. Large Company Portfolio K              U.S. Small XM Value Portfolio K
                                             (formerly, U.S. 4-10 Value Portfolio K)
 U.S. Large Cap Value Portfolio K            U.S. Small Cap Portfolio K
                                             (formerly, U.S. 6-10 Small Company
                                             Portfolio K)

                        INTERNATIONAL EQUITY SECURITIES

 DFA International Value Portfolio K         Emerging Markets Portfolio K

                            FIXED INCOME SECURITIES

 DFA One-Year Fixed Income Portfolio K       DFA Two-Year Global Fixed Income
                                             Portfolio K

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                PAGE
RISK/RETURN SUMMARY.........................................         1

  HIGHLIGHTS ABOUT ALL THE PORTFOLIOS.......................         1
  INVESTMENT APPROACH--DOMESTIC AND INTERNATIONAL EQUITY
    PORTFOLIOS..............................................         1
  INVESTMENT APPROACH--FIXED INCOME PORTFOLIOS..............         2
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS...............         2
  OTHER RISKS...............................................         4
  RISK AND RETURN BAR CHARTS AND TABLES.....................         5

FEES AND EXPENSES...........................................        10

SECURITIES LENDING REVENUE..................................        12

HIGHLIGHTS..................................................        12

U.S. LARGE COMPANY PORTFOLIO K..............................        13

STANDARD & POORS--INFORMATION AND DISCLAIMERS...............        13

U.S. VALUE PORTFOLIOS.......................................        14

U.S. SMALL CAP PORTFOLIO K..................................        15

DFA INTERNATIONAL VALUE PORTFOLIO K.........................        16

EMERGING MARKETS PORTFOLIO K................................        17

FIXED INCOME PORTFOLIOS.....................................        19

PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS...................        22

SECURITIES LOANS............................................        22

DEVIATION FROM MARKET CAPITALIZATION WEIGHTING..............        23

MANAGEMENT OF THE FUNDS.....................................        23

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES............        24

ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS.........        25

PURCHASE OF SHARES..........................................        26

VALUATION OF SHARES.........................................        26

EXCHANGE OF SHARES..........................................        28

REDEMPTION OF SHARES........................................        29

THE MASTER-FEEDER STRUCTURE.................................        30

SERVICE PROVIDERS...........................................        31

RISK/RETURN SUMMARY

HIGHLIGHTS ABOUT ALL THE PORTFOLIOS
---------------------------------

THE PORTFOLIOS HAVE SPECIAL STRUCTURES: The Portfolios, called "Feeder Portfolios," do not buy individual securities directly. Instead, they invest in corresponding funds called "Master Funds." Master Funds in turn purchase stocks, bonds and/or other securities.

POSSIBLE COMPLICATIONS: The Master-Feeder structure is relatively complex. As a result, a Feeder Portfolio might encounter operational or other complications. While this structure is designed to reduce costs, it may not do so.

[SIDEBAR]
A Master Fund buys securities directly. A corresponding Feeder Portfolio invests in the Master Fund's shares. The two have the same gross investment returns. [END SIDEBAR]

MANAGEMENT: Dimensional Fund Advisors Inc. (the "Advisor") is the investment manager for each Master Fund. (A Feeder Portfolio does not need an investment manager.)

INVESTMENT APPROACH -- DOMESTIC AND INTERNATIONAL
--------------------------------------------------
EQUITY PORTFOLIOS
----------------

The Advisor believes that equity investing should involve a long-term view and a focus on asset class (e.g., small company stocks) selection, not individual stock picking. It places priority on limiting expenses, portfolio turnover and trading costs. Many other investment managers concentrate on reacting to price movements and choosing individual securities.

PORTFOLIO CONSTRUCTION: Generally, the Advisor structures a portfolio by:

1. Selecting a starting universe of securities (for example, all publicly traded U.S. common stocks).

2.  Creating a sub-set of companies meeting the Advisor's investment guidelines.

3. Excluding certain companies after analyzing various factors (for example, solvency).

4. Purchasing stocks so the portfolio is generally market capitalization weighted.

U.S. Large Company Portfolio K buys a Master Fund that is managed differently. Because this Master Fund is an index fund, its only criteria for holding a stock is whether the stock is in the S&P 500-Registered Trademark- Index.

The Master Funds in which the U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K and U.S. Small Cap Portfolio K invest use a market capitalization segmentation approach. Broadly speaking, this technique involves:

1. Creating an initial universe of securities based on total market capitalization.

2. Identifying a sub-set of companies meeting the Advisor's investment guidelines.

3. Generally, considering a stock (which may be listed on any principal U.S. exchange or the over-the-counter market) for purchase only if the stock's market capitalization falls within the range of the segment of total market capitalization identified for the Portfolio.

[SIDEBAR]
MARKET CAPITALIZATION means the number of shares of a company's stock outstanding times price per share.

MARKET CAPITALIZATION WEIGHTED means the amount of a stock in an index or portfolio is keyed to that stock's market capitalization compared to all eligible stocks. The higher the stock's relative market cap, the greater its representation.

TOTAL MARKET CAPITALIZATION is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") or Nasdaq National Market-Registered Trademark- ("Nasdaq").

[END SIDEBAR]

For example, the U.S. Large Cap Value Portfolio K's Master Fund generally purchases stocks whose market capitalizations are in the highest 90% of total market capitalization. Similarly, the U.S. Small XM Value Portfolio K's Master Fund generally purchases stocks in the range of the lowest 2.5% to 12.5% of total market capitalization, and the U.S. Small Cap Portfolio K's Master Fund generally purchases stocks whose market capitalizations are in the lowest 8% of total market capitalization.

INVESTMENT APPROACH -- FIXED INCOME PORTFOLIOS
----------------------------------------------

Generally, the Advisor structures a portfolio by:

1.  Setting a maturity range.

2.  Implementing the Advisor's quality and eligibility guidelines.

3.  Purchasing securities with a view to maximizing returns.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-----------------------------------------

MARKET RISK:
-----------

Even a long-term investment approach cannot guarantee a profit. Economic, political and issuer specific events will cause the value of securities, and the Master Funds that own them, to rise or fall. Fixed income Master Funds are particularly sensitive to changing interest rates. Because the value of your investment in a Portfolio will fluctuate, there is the risk that you may lose money.

DOMESTIC EQUITY PORTFOLIOS:

U.S. LARGE COMPANY PORTFOLIO K
----------------------------

- INVESTMENT OBJECTIVE: Produce returns similar to those of the S&P 500-Registered Trademark- Index.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that invests in S&P 500-Registered Trademark- Index stocks in about the same proportions as they are found in the S&P 500-Registered Trademark- Index.

THE U.S. VALUE PORTFOLIOS
----------------------

U.S. LARGE CAP VALUE PORTFOLIO K
U.S. SMALL XM VALUE PORTFOLIO K (FORMERLY, U.S. 4-10 VALUE PORTFOLIO K)

-  INVESTMENT OBJECTIVE(S): Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of U.S. companies on a market capitalization weighted basis.

- HOW THE PORTFOLIOS DIFFER: The Master Funds focus on different parts of the value stocks universe:

   - U.S. Large Cap Value Portfolio K -- Large capitalization stocks.

   - U.S. Small XM Value Portfolio K -- Small capitalization stocks, generally not purchasing the smallest micro capitalization stocks and including the larger small capitalization stocks.

[SIDEBAR]
ABOUT THE S&P 500-REGISTERED TRADEMARK- INDEX: The Standard & Poor's 500 Composite Stock Price Index is market capitalization weighted. Its performance is usually cyclical because it reflects periods when stock prices generally rise or fall.

"VALUE STOCKS": Compared to other stocks, value stocks sell for low prices relative to their earnings, dividends and book value.

In selecting value stocks, the Advisor primarily considers price relative to book value.
[END SIDEBAR]

MARKET RISK: Although securities of larger firms fluctuate relatively less, economic, political and issuer specific events will cause the value of all securities to fluctuate.

SMALL COMPANY RISK: Securities of small firms are often less liquid than those of large companies. As a result, small company stocks may fluctuate relatively more in price.

U.S. SMALL CAP PORTFOLIO K (FORMERLY, U.S. 6-10 SMALL COMPANY PORTFOLIO K)
-----------------------

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases small and very small company stocks using a market cap weighted approach.

RISK OF VERY SMALL COMPANIES: Securities of very small firms are often less liquid than those of larger companies. As a result, the stocks of very small companies may fluctuate more in price than the stocks of larger companies.

INTERNATIONAL EQUITY PORTFOLIOS:

DFA INTERNATIONAL VALUE PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that purchases value stocks of large non-U.S. companies on a market capitalization weighted basis in each country in which the Master Fund invests.

[SIDEBAR]
The Portfolios and Master Funds do not hedge their foreign currency risks. [END SIDEBAR]

EMERGING MARKETS PORTFOLIO K

-  INVESTMENT OBJECTIVE: Long-term capital appreciation.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys stocks of larger emerging market companies.

[SIDEBAR]
EMERGING MARKETS are countries with less developed economies not yet at the level of the world's mature economies.
[END SIDEBAR]

FOREIGN SECURITIES AND CURRENCIES RISK -- DFA INTERNATIONAL VALUE AND EMERGING MARKETS PORTFOLIOS: Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities are also exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar). The Master Funds in which the Portfolios invest generally do not hedge foreign currency risk.

EMERGING MARKETS RISK -- EMERGING MARKETS PORTFOLIO K: Risks generally associated with foreign securities and currencies may be greater in emerging market countries than other foreign countries. Numerous emerging market countries have recently experienced serious, and potentially continuing, economic and political problems. Stock markets in many emerging market countries are relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw their assets from, these markets. Additional restrictions may be imposed under emergency conditions. Risks generally associated with foreign securities and currencies also apply.

FIXED INCOME PORTFOLIOS:

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income investments with an average maturity of one year or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that generally invests in high quality obligations maturing in one year or less. The Master Fund may, however, take a large position in higher yielding securities maturing within two years. It also intends to concentrate its investments in the banking industry if particular conditions occur.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

- INVESTMENT OBJECTIVE: Maximize total return available from a universe of high quality fixed income instruments maturing in two years or less.

- INVESTMENT STRATEGY: Buy shares of a Master Fund that buys debt instruments with maturities of two years or less. Issuers may include the U.S. and other national governments, supranational organizations (e.g., the World Bank) and domestic and foreign corporations. The Master Fund hedges all foreign currency risks. It also intends to concentrate its investments in the banking industry if particular conditions occur.

RISKS OF BANKING CONCENTRATION: Focus on the banking industry would link the performance of the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K to changes in performance of the banking industry generally. For example, a change in the market's perception of the riskiness of banks compared to non-banks would cause the Portfolios' values to fluctuate. Additional risks of concentrating in the banking industry include changes in general market and economic conditions (for example, increases in interest rates may have a negative impact on banking industry profitablility), industry consolidation, and changing regulatory requirements.

OTHER RISKS
-----------

DERIVATIVES:
----------

Derivatives are securities, such as futures contracts, whose values are derived from those of other securities or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or speculation (taking a position in the hope of increasing return). DFA Two-Year Global Fixed Income Portfolio K's Master Fund uses foreign currency contracts to hedge foreign currency risks. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work.

SECURITIES LENDING:
----------------

The Master Funds may lend their portfolio securities to generate additional income. If they do so, they will use various strategies (for example, only making fully collateralized loans) to reduce related risks.

RISK AND RETURN BAR CHARTS AND TABLES
--------------------------------------

The Bar Charts and Tables below illustrate the variability of each Master Fund's returns, and are meant to provide some indication of the risks of investing in the Portfolios. Because the Portfolios are new, the returns shown in the Bar Charts and Tables are for the corresponding Master Funds and have been adjusted to reflect the anticipated expenses of the Portfolios. Shown are changes in performance from year to year, and how annualized 1 year, 5 year, and 10 year (or since inception if shorter) returns compare with those of broad measures of market performance. Past performance is not an indication of future results. Reimbursement fees applicable to purchases of shares in the Emerging Markets Portfolio K are not reflected in the Bar Chart. If these fees were reflected, your returns in the Emerging Markets Portfolio K would be less than those shown in the Bar Chart.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. LARGE COMPANY PORTFOLIO K

TOTAL RETURNS (%)
1991               29.68
1992                6.97
1993                9.52
1994                1.06
1995               36.53
1996               22.11
1997               32.40
1998               27.98
1999               20.12
2000               -9.91

JANUARY 1991-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
21.26 (10/98-12/98)         -10.06 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   FIVE    TEN
     ANNUALIZED RETURNS (%)       YEAR   YEARS  YEARS
U.S. Large Company Portfolio K    -9.91  17.49  16.72
S&P 500 Index                     -9.10  18.35  17.46

U.S. LARGE CAP VALUE PORTFOLIO K

TOTAL RETURNS (%)
1994               -4.88
1995               37.86
1996               19.71
1997               27.58
1998               11.47
1999                4.32
2000                9.71

JANUARY 1994-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
16.65 (10/98-12/98)         -17.18 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000  ONE   FIVE   SINCE 4/93
     ANNUALIZED RETURNS (%)       YEAR  YEARS  INCEPTION
U.S. Large Cap Value Portfolio K  9.71  14.27      13.93
Russell 1000 Value Index          7.02  16.92      16.15

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. SMALL CAP PORTFOLIO K
(FORMERLY, U.S. 6-10 SMALL COMPANY PORTFOLIO K)

TOTAL RETURNS (%)
1993               13.17
1994               -1.82
1995               29.52
1996               17.05
1997               23.55
1998               -6.09
1999               24.70
2000                1.86

JANUARY 1993-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
19.82 (4/99-6/99)           -22.22 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   FIVE   SINCE 4/92
     ANNUALIZED RETURNS (%)       YEAR   YEARS  INCEPTION
U.S. Small Cap Portfolio K         1.86  11.52      12.21
Russell 2000 Index                -3.03  10.32      12.02

U.S. SMALL XM VALUE PORTFOLIO K (FORMERLY, U.S. 4-10 VALUE PORTFOLIO K)

TOTAL RETURNS (%)
1999                5.82
2000               11.09

JANUARY 1999-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
23.96 (4/99-6/99)           -22.34 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE   SINCE 3/98
     ANNUALIZED RETURNS (%)       YEAR   INCEPTION
U.S. Small XM Value Portfolio K   11.09       0.40
Russell 2000 Value Index          22.80       2.98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DFA INTERNATIONAL
VALUE PORTFOLIO K

TOTAL RETURNS (%)
1995               11.07
1996                7.32
1997               -3.59
1998               14.31
1999               15.72
2000               -0.67

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
17.78 (1/98-3/98)           -17.00 (7/98-9/98)

 PERIODS ENDING DECEMBER 31, 2000
      ANNUALIZED RETURNS (%)         ONE YEAR  FIVE YEARS  SINCE 3/94 INCEPTION
DFA International Value Portfolio K     -0.67        6.33                  6.39
MSCI EAFE Index (net dividends)        -14.16        7.13                  6.76

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)
1991               8.08
1992               4.56
1993               3.78
1994               1.85
1995               7.32
1996               5.15
1997               5.37
1998               5.05
1999               3.97
2000               6.07

JANUARY 1991-DECEMBER 2000
     HIGHEST QUARTER         LOWEST QUARTER
2.37 (1/95-3/95)            0.11 (1/94-3/94)

  PERIODS ENDING DECEMBER 31, 2000
       ANNUALIZED RETURNS (%)          ONE YEAR  FIVE YEARS  TEN YEARS
DFA One-Year Fixed Income Portfolio K      6.07        5.12       5.11
Three-Month U.S. Treasury Bills            6.19        5.38       5.07

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EMERGING MARKETS PORTFOLIO K

TOTAL RETURNS (%)
1995                 2.05
1996                10.84
1997               -19.45
1998               -10.03
1999                70.51
2000               -29.69

JANUARY 1995-DECEMBER 2000
     HIGHEST QUARTER          LOWEST QUARTER
31.39 (10/98-12/98)         -22.14 (7/98-9/98)


PERIODS ENDING DECEMBER 31, 2000   ONE    FIVE   SINCE 5/94
     ANNUALIZED RETURNS (%)        YEAR   YEARS  INCEPTION
Emerging Markets Portfolio K      -30.04  -0.84       0.44
MSCI Emerging Markets Free Index  -31.80  -6.15      -5.26

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

TOTAL RETURNS (%)
1997               5.31
1998               5.86
1999               3.95
2000               5.83

JANUARY 1997-DECEMBER 2000
     HIGHEST QUARTER         LOWEST QUARTER
1.87 (4/97-6/97)            0.84 (4/99-6/99)

PERIODS ENDING DECEMBER 31, 2000
     ANNUALIZED RETURNS (%)       ONE YEAR  SINCE 3/96 INCEPTION
DFA Two-Year Global
Fixed Income Portfolio K              5.83                  5.55
Merrill Lynch 1-3 Year
Government Index                      8.00                  6.05
Merrill Lynch 1-3 Year
Government/Corporate Index*           8.08                  6.11

*The Merrill Lynch 1-3 Year Government/Corporate Index is a more widely recognized and more broadly based index than the Merrill Lynch 1-3 Year Government Index, and is replacing the latter for comparison purposes.

                               FEES AND EXPENSES

    This table describes the fees and expenses you may pay if you buy and hold shares of the Portfolios.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

REIMBURSEMENT FEES (AS PERCENTAGE OF OFFERING PRICE)(1)

Emerging Markets Portfolio K ........................................  0.50%

------------------------

(1) Reimbursement fees are charged to purchasers of shares and paid to the Emerging Markets Portfolio K, except in the case of certain purchases permitted to be made by exchange. (See "EXCHANGE OF SHARES.") The reimbursement fees serve to offset costs incurred by the Portfolio when investing the proceeds from the sale of its shares. (See "VALUATION OF SHARES-Public Offering Price" for a more complete description of reimbursement fees.) The corresponding Master Fund charges a reimbursement fee to purchasers of shares equal to the reimbursement fee charged by the Portfolio as set forth above.

ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

                                                                                  TOTAL     FEE WAIVER
                                                       SHAREHOLDER    OTHER      ANNUAL       AND/OR       NET
    ANNUAL FUND OPERATING EXPENSES        MANAGEMENT   SERVICE FEE   EXPENSES   OPERATING    EXPENSE     EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)     FEE(1)         (2)         (3)      EXPENSES    ASSUMPTION     (4)
---------------------------------------   ----------   -----------   --------   ---------   ----------   --------
U.S. Large Company Portfolio K......         0.15%         0.25%       0.47%      0.87%        0.12%       0.75%
U.S. Large Cap Value Portfolio K....         0.25%         0.25%       0.29%      0.79%        0.00%       0.79%
U.S. Small XM Value Portfolio K*....         0.40%         0.25%       0.46%      1.11%        0.11%       1.00%
U.S. Small Cap Portfolio K*.........         0.35%         0.25%       0.41%      1.01%        0.06%       0.95%
DFA International Value Portfolio K....      0.40%         0.25%       0.37%      1.02%        0.02%       1.00%
Emerging Markets Portfolio K........         0.50%         0.25%       0.89%      1.64%        0.39%       1.25%
DFA One-Year Fixed Income
 Portfolio K........................         0.15%         0.25%       0.41%      0.81%        0.06%       0.75%
DFA Two-Year Global Fixed Income
 Portfolio K........................         0.15%         0.25%       0.47%      0.87%        0.12%       0.75%

------------------------

*Prior to the date of this prospectus, these Portfolios were named as indicated below:

NAME                                                       FORMER NAME
----                                                       -----------
U.S. Small XM Value Portfolio K.........................   U.S. 4-10 Value Portfolio K
U.S. Small Cap Portfolio K..............................   U.S. 6-10 Small Company Portfolio K

(1) The "Management Fee" includes an investment advisory fee payable by the Master Fund and an administration fee payable by the Portfolio.

(2) An amount up to 0.25% of the Portfolio's average net assets may be used to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. Service agents may be paid directly by the Fund, or by the Fund through the Advisor in its capacity of providing administrative services.

(3) "Other Expenses" are annualized estimates based on anticipated fees and expenses payable by both the Master Fund and the Portfolio through the fiscal year ending November 30, 2001.

(4) Pursuant to an Expense Waiver and Assumption Agreement for the Portfolios, the Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's expenses (up to the amount of fees paid to the Advisor based on the Portfolio's assets invested in its master fund) to the extent necessary to reduce a Portfolio's expenses when its total operating expenses exceed the following percentage of average net assets on an annualized basis: 0.75% for U.S. Large Company Portfolio K; 0.85% for U.S. Large Cap Value Portfolio K; 1.00% for U.S. Small XM Value Portfolio K; 0.95% for U.S. Small Cap Portfolio K; 1.00% for DFA International Value Portfolio K; 1.25% for Emerging Markets Portfolio K; 0.75% for DFA One-Year Fixed Income Portfolio K; and 0.75% for DFA Two-Year Fixed Income
    Portfolio K. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or any expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets as listed above. The Portfolios are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from August 1, 2001 to August 1, 2002, and shall continue in effect from year to year thereafter unless terminated by Dimensional Investment Group Inc. or the Advisor.

EXAMPLE

    This Example is meant to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the specified Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio's operating expenses remain the same and current reimbursement fees apply. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 YEAR    3 YEARS
                                                              --------   --------
U.S. Large Company Portfolio K..............................    $ 77       $266
U.S. Large Cap Value Portfolio K............................    $ 87       $258
U.S. Small XM Value Portfolio K*............................    $102       $340
U.S. Small Cap Portfolio K*.................................    $ 97       $316
DFA International Value Portfolio K.........................    $102       $323
Emerging Markets Portfolio K................................    $127       $479
DFA One-Year Fixed Income Portfolio K.......................    $ 77       $253
DFA Two-Year Global Fixed Fund Income Portfolio K...........    $ 77       $266

------------------------

*Prior to the date of this prospectus, these Portfolios were named as indicated below:

NAME                                                       FORMER NAME
----                                                       -----------
U.S. Small XM Value Portfolio K.........................   U.S. 4-10 Value Portfolio K
U.S. Small Cap Portfolio K..............................   U.S. 6-10 Small Company Portfolio K

    The Example summarizes the aggregate annual operating expenses of both the Portfolios and their corresponding Master Funds. Because the Portfolios are new, the Example is based on the Portfolios' anticipated expenses for their current fiscal year and does not extend over five- and ten-year periods. The one year costs for the Portfolios reflect the "Net Expenses" of the Portfolios that result from the contractual expense waivers and assumptions of expenses.

                           SECURITIES LENDING REVENUE

    For the fiscal year ended November 30, 2000, the following Master Funds received the following net revenue from a securities lending program which constituted a percentage of the average daily net assets of each Master Fund (See "SECURITIES LOANS").

                                                                            PERCENTAGE
                                                                              OF NET
                                                              NET REVENUE     ASSETS
                                                              -----------   ----------
U.S. Large Company Series...................................  $   27,000      0.00%
U.S. Large Cap Value Series.................................  $  190,000      0.01%
U.S. Small XM Value Series..................................  $  183,000      0.03%
U.S. Small Cap Series.......................................  $1,249,000      0.17%
DFA International Value Series..............................  $1,300,000      0.08%

                                   HIGHLIGHTS

MANAGEMENT AND ADMINISTRATIVE SERVICES

    The Advisor serves as investment advisor to each Master Fund. The Advisor provides each Portfolio with certain administrative services. (See "MANAGEMENT OF THE FUNDS.")

DIVIDEND POLICY

PORTFOLIO/MASTER FUND                                                   YEARLY  QUARTERLY  MONTHLY
---------------------                                                   ------  ---------  -------
U.S. Large Company                                                                  X
U.S. Large Cap Value                                                                X
U.S. Small XM Value                                                       X
U.S. Small Cap                                                            X
DFA International Value                                                             X
Emerging Markets                                                          X
DFA One-Year Fixed Income*                                                                    X
DFA Two-Year Global Fixed Income                                                    X

------------------------

*Net investment income will be distibuted each month, except January.

PURCHASE, VALUATION AND REDEMPTION OF SHARES

    The shares of the Portfolios (except the Emerging Markets Portfolio K) are sold at net asset value. The redemption price of the shares of all of the Portfolios is equal to the net asset value of their shares. Shares of the Emerging Markets Portfolio K may be purchased at a public offering price that is equal to the net asset value of its shares, plus a reimbursement fee. The reimbursement fee is used to defray the costs associated with investment of the proceeds from the sale of its shares.

    The value of the shares issued by each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Unlike shares of money market funds, the shares of the Fixed Income Portfolios will tend to reflect fluctuations in interest rates because their corresponding Master Funds do not seek to stabilize the price of their shares by use of the "amortized cost" method of securities valuation. (See "PURCHASE OF SHARES," "VALUATION OF SHARES" and "REDEMPTION OF SHARES.")

ELECTRONIC SHAREHOLDER INFORMATION

    The Portfolios are designed specifically for on-line investors, in order to keep costs to a minimum. A 401(k) plan or similar retirement plan, when opening an account, must consent to the acceptance of all shareholder information (prospectuses and annual and semi-annual reports) about the Portfolios through e-mail and access to the Portfolios' website at www.dfafunds.com. A plan may later revoke its consent by requesting paper versions of shareholder information (see "ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS").

                         U.S. LARGE COMPANY PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    U.S. Large Company Portfolio K seeks, as its investment objective, to approximate the investment performance of the S&P 500-Registered Trademark-Index, in terms of its total investment return. The Portfolio invests all of its assets in the U.S. Large Company Series (the "U.S. Large Company Series") of The DFA Investment Trust Company (the "Trust"), which has the same investment objective and policies as the Portfolio. The U.S. Large Company Series intends to invest in all of the stocks that comprise the S&P 500-Registered Trademark-Index in approximately the same proportions as they are represented in the Index. The amount of each stock purchased for the U.S. Large Company Series, therefore, will be based on the issuer's respective market capitalization. The S&P 500-Registered Trademark- Index is comprised of a broad and diverse group of stocks most of which are traded on the NYSE. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. The Advisor considers the stocks that comprise the S&P
500-Registered Trademark- Index to be those of large companies. Under normal market conditions, at least 95% of the U.S. Large Company Series' assets will be invested in the stocks that comprise the S&P 500-Registered Trademark- Index. As a non-fundamental policy, under normal circumstances, the U.S. Large Company Series will invest at least 80% of its net assets in securities of large U.S. companies. If the U.S. Large Company Series changes this investment policy, U.S. Large Company Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

    The U.S. Large Company Series may also acquire stock index futures contracts and options thereon in order to commit funds awaiting investment in stocks or to maintain cash liquidity. To the extent that this Master Fund invests in stock index futures contracts and options thereon for other than bona fide hedging purposes, the Master Fund will not purchase such futures contracts or options if as a result more than 5% of its net assets would then consist of initial margin deposits and premiums required to establish such contracts or options.

    Ordinarily, portfolio securities will not be sold except to reflect additions or deletions of the stocks that comprise the S&P
500-Registered Trademark- Index, including as a result of mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the U.S. Large Company Series' shares.

                 STANDARD & POORS--INFORMATION AND DISCLAIMERS

    Neither the U.S. Large Company Portfolio K nor the U.S. Large Company Series are sponsored, endorsed, sold or promoted by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the U.S. Large Company
Portfolio K or the U.S. Large Company Series or any member of the public regarding the advisability of investing in securities generally or in the U.S. Large Company Portfolio K or the U.S. Large Company Series particularly or the ability of the S&P 500-Registered Trademark- Index to track general stock market performance. S&P's only relationship to the U.S. Large Company Portfolio K and the U.S. Large Company Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500-Registered Trademark- Index which is determined, composed and calculated by S&P without regard to the U.S. Large Company

Portfolio K or the U.S. Large Company Series. S&P has no obligation to take the needs of the U.S. Large Company Portfolio K, the U.S. Large Company Series or their respective owners into consideration in determining, composing or calculating the S&P 500-Registered Trademark- Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the U.S. Large Company Portfolio K or the U.S. Large Company Series or the issuance or sale of shares of the U.S. Large Company Portfolio K or the U.S. Large Company Series or in the determination or calculation of the equation by which the U.S. Large Company Portfolio K or the U.S. Large Company Series is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the U.S. Large Company Portfolio K or the U.S. Large Company Series.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500-Registered Trademark- INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             U.S. VALUE PORTFOLIOS

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the U.S. Large Cap Value Portfolio K and U.S. Small XM Value Portfolio K (formerly, U.S. 4-10 Value Portfolio K) is to achieve long-term capital appreciation. These Portfolios will pursue their investment objectives by investing all of their assets in the U.S. Large Cap Value
Series (the "Large Cap Value Series") and the U.S. Small XM Value Series (formerly, the U.S. 4-10 Value Series) (the "XM Value Series") of the Trust, respectively. These Master Funds are collectively called the "U.S. Value Master Funds." Each of the U.S. Value Master Funds has the same investment objective and policies as its corresponding U.S. Value Portfolio. Each of the U.S. Value Master Funds will invest its assets in the common stocks of U.S. companies which the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time.

    The Large Cap Value Series generally will invest in a broad and diverse group of the common stocks of large cap companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the highest 90% of total market capitalization to be large cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. On at least a semi-annual basis, the Advisor will review total market capitalization to prepare lists of companies whose stock is eligible for investment by the Large Cap Value Series. As of December 31, 2000, generally, the market capitalization of a company in the highest 90% of total market capitalization was approximately $2094.0 million or above. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Large Cap Value Series will invest at least 80% of its net assets in securities of large cap U.S. companies. If the U.S. Large Cap Value Series changes this investment policy, U.S. Large

Cap Value Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

    The XM Value Series generally will invest in a broad and diverse group of the common stocks of small companies traded on a principal U.S. exchange or on the over-the-counter market that the Advisor determines to be value stocks. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the range of the lowest 2.5% to 12.5% by capitalization of total market capitalization to be small cap companies. "XM" in the name of the XM Value Series indicates that the Series generally will not purchase securities of the smallest micro cap companies, that is, those companies whose market capitalizations are in the lowest 2.5% of total market capitalization, although the Series may hold such securities. As of December 31, 2000, generally, the market capitalization of a company in the lowest 2.5% to 12.5% of total market capitalization was approximately between $404.7 million and $2785.4 million. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small XM Value Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small XM Value Series changes this investment policy, U.S. Small XM Value Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

PORTFOLIO CONSTRUCTION

    The U.S. Value Master Funds will purchase securities that are listed on the principal U.S. national securities exchanges or traded on the over-the-counter market ("OTC"). Each of the U.S. Value Master Funds is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by each of the U.S. Value Master Funds is keyed to that security's market capitalization compared to all securities eligible for purchase. On not less than a semi-annual basis, the Advisor will calculate the book to market ratio necessary to determine those companies whose stock may be eligible for investment by each of the U.S. Value Master Funds.

    The total market capitalization ranges, and the value criteria used by the Advisor for the U.S. Value Master Funds, as descibed above, generally apply at the time of purchase by the U.S. Value Master Funds. The U.S. Value Master Funds are not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "PORTFOLIO TRANSACTIONS -- EQUITY PORTFOLIOS" in this prospectus.

    In addition, the Large Cap Value Series may sell portfolio securities when their book to market ratios fall substantially below that of the security with the lowest such ratio that is then eligible for purchase by that Master Fund. The XM Value Series may also sell portfolio securities in the same circumstances, however, it anticipates that it will generally retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuer's book to market ratio.

                           U.S. SMALL CAP PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The U.S. Small Cap Portfolio K (formerly, the U.S. 6-10 Small Company Portfolio K) invests all of its assets in the U.S. Small Cap Series (formerly, the U.S. 6-10 Small Company Series) of the Trust (the "U.S. Small Cap Series"), which has the same investment objective and policies as the Portfolio. Both the Portfolio and Master Fund have an investment objective to achieve long-term capital appreciation. The U.S. Small Cap Series invests in securities of small U.S. companies generally having readily marketable securities. Company size will be determined solely on the basis of a company's market capitalization. Market capitalization will be calculated by multiplying the price of a company's stock by the number of its shares of outstanding common stock.

    The Advisor believes that over the long term the investment performance of small companies is superior to large companies.

    The U.S. Small Cap Series generally will invest in a broad and diverse group of the common stocks of small cap companies traded on a principal U.S. exchange or on the over-the-counter market. As of the date of this prospectus, the Advisor considers companies whose market capitalizations generally are in the lowest 8% of total market capitalization to be small cap companies. For purposes of this prospectus, "total market capitalization" is based on the market capitalization of U.S. operating companies listed on the NYSE, AMEX or Nasdaq. As of December 31, 2000, generally, the market capitalization of a company in the lowest 8% of total market capitalization was approximately $1567.3 million or below. This dollar amount may change due to market conditions. As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Series will invest at least 80% of its net assets in securities of small cap U.S. companies. If the U.S. Small Cap Series changes this investment policy, U.S. Small Cap Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The U.S. Small Cap Series may invest in securities of foreign issuers which are traded in the U.S. securities markets, but such investments may not exceed 5% of its gross assets. Generally, it is the intention of the U.S. Small Cap Series to acquire a portion of the common stock of eligible companies on a market capitalization weighted basis. In addition, the U.S. Small Cap Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock ("privately placed convertible debentures"). Such investments are considered illiquid and the value thereof, together with the value of all other illiquid investments, may not exceed 15% of the value of the U.S. Small Cap Series' net assets at the time of purchase.

PORTFOLIO CONSTRUCTION

    The U.S. Small Cap Series is market capitalization weighted. That is, each security is generally purchased based on the issuer's relative market capitalization. In this way, the amount of a particular security owned by the U.S. Small Cap Series is keyed to that security's market capitalization compared to all securities eligible for purchase. The decision to include or exclude the shares of an issuer will be made on the basis of such issuer's relative market capitalization determined by reference to other companies located in the United States. It is management's belief that the stocks of small companies offer, over a long term, a prudent opportunity for capital appreciation, but, at the same time, selecting a limited number of such issues for investment involves greater risk than investing in a large number of them. Even though a company's stock may meet the applicable market capitalization criterion, it may not be purchased if:
(1) in the Advisor's judgment, the issuer is in extreme financial difficulty,
(2) the issuer is involved in a merger or consolidation or is the subject of an acquisition or (3) a significant portion of the issuer's securities are closely held. Further, securities of real estate investment trusts will be excluded (except as part of a merger, consolidation or acquisition of assets).

    On a periodic basis, the Advisor will review the holdings of the U.S. Small Cap Series and determine which, at the time of such review, are no longer considered small companies.

                      DFA INTERNATIONAL VALUE PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of DFA International Value Portfolio K is to achieve long-term capital appreciation. The Portfolio invests all of its assets in the DFA International Value Series of the Trust (the "International Value Series"), which has the same investment objective and policies as the Portfolio. The International Value Series seeks to achieve its objective by investing in the stocks of large non-U.S.

companies that the Advisor determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company's shares have a high book value in relation to their market value (a "book to market ratio"). In assessing value, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer's industry. The criteria the Advisor uses for assessing value are subject to change from time to time. The International Value Series intends to invest in the stocks of large companies in countries with developed markets. As of August 1, 2001, the International Value Series may invest in the stocks of large companies in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As the Master Fund's asset growth permits, it may invest in the stocks of large companies in other developed markets.

    Under normal market conditions, the International Value Series intends to invest its assets in companies organized or having a majority of their assets in or deriving a majority of their operating income in at least three non-U.S. countries, and no more than 40% of the International Value Series' assets will be invested in such companies in any one country. The International Value Series reserves the right to invest in index futures contracts to commit funds awaiting investment or to maintain liquidity. To the extent that the International Value Series invests in futures contracts for other than bona fide hedging purposes, it will not purchase futures contracts if as a result more than 5% of its net assets would then consist of initial margin deposits required to establish such contracts.

PORTFOLIO CONSTRUCTION

    As of the date of this prospectus, the International Value Series intends to invest in companies having at least $800 million of market capitalization, and the International Value Series intends to purchase securities on a market capitalization weighted basis within each applicable country. The Advisor may reset such floor from time to time to reflect changing market conditions. The Advisor, using its best judgment, will seek to set country weights based on the relative market capitalizations of companies within each country. As a result, the weighting of certain countries in the International Value Series may vary from their weighting in international indices such as those published by FTSE International, Morgan Stanley Capital International or Salomon/Smith Barney.

    The total market capitalization range, and the value criteria used by the Advisor for the International Value Series, as descibed above, generally apply at the time of purchase by the International Value Series. The International Value Series is not required to dispose of a security if the security's issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, the Advisor is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in the Advisor's judgment, circumstances warrant their sale. See "PORTFOLIO TRANSACTIONS -- EQUITY PORTFOLIOS" in this prospectus.

                          EMERGING MARKETS PORTFOLIO K

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Emerging Markets Portfolio K is to achieve long-term capital appreciation. The Emerging Markets Portfolio K invests all of its assets in the Emerging Markets Series of the Trust (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. The Emerging Markets Series seeks to achieve its investment objective by investing in emerging markets designated by the Investment Committee of the Advisor ("Approved Markets"). The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on OTC markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts or American Depository Receipts.

    The Emerging Markets Series will seek a broad market coverage of larger companies within each Approved Market. The Emerging Markets Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least in the upper 40% of such capitalization, and can be as large as 75%. The Emerging Markets Series may limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

    The Emerging Markets Series may not invest in all such companies or Approved Markets or achieve approximate market weights, for reasons that include constraints imposed within Approved Markets, restrictions on purchases by foreigners, and the Emerging Markets Series' policy not to invest more than 25% of its assets in any one industry.

    Approved Market securities are defined to be: (1) securities of companies organized in a country in an Approved Market or for which the principal trading market is in an Approved Market, (2) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (3) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets,
(4) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (5) Approved Markets equity securities in the form of depository shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. The Advisor, however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets. As a non-fundamental policy, under normal circumstances, the Emerging Markets Series will invest at least 80% of its net assets in emerging market investments that are defined in this prospectus as Approved Market securities. If the Emerging Markets Series changes this investment policy, Emerging Markets Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

    The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Advisor will take into account, among other things, market liquidity, relative availability of investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets for the Emerging Markets Series.

    As of August 1, 2001, the following countries are designated as Approved
Markets: Argentina, Brazil, Chile, Hungary, Indonesia, Israel, Korea, Malaysia, Mexico, Philippines, Poland, Republic of China (Taiwan), Thailand and Turkey. Countries that may be approved in the future include, but are not limited to, Colombia, Czech Republic, India, Jordan, Republic of South Africa, Venezuela and Zimbabwe.

    The Emerging Markets Series also may invest up to 10% of its total assets in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. In some Approved Markets, it will be necessary or advisable for the Emerging Markets Series to establish a wholly owned subsidiary or a trust for the purpose of investing in the local markets.

PORTFOLIO CONSTRUCTION

    The Emerging Markets Series' policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates.

    Even though a company's stock may meet the applicable market capitalization criterion for the Emerging Markets Series' criterion for investment, it may not be included for one or more reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company" (as defined in the Code). To this extent, the Advisor will exercise discretion and consideration which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500-Registered Trademark- Index). The Advisor will also exercise discretion in determining the allocation of investments between Approved Markets.

                            FIXED INCOME PORTFOLIOS

DFA ONE-YEAR FIXED INCOME PORTFOLIO K

    The investment objective of DFA One-Year Fixed Income Portfolio K is to achieve a stable real return in excess of the rate of inflation with a minimum of risk. The DFA One-Year Fixed Income Portfolio K invests all of its assets in the DFA One-Year Fixed Income Series of the Trust (the "One-Year Fixed Income Series"), which has the same investment objective and policies as the Portfolio. The One-Year Fixed Income Series will invest in U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the United States, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, the One-Year Fixed Income Series will acquire obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available. As a non-fundamental policy, under normal circumstances, the DFA One-Year Fixed Income Series will invest at least 80% of its net assets in fixed income securities and maintain a weighted average portfolio maturity that will not exceed one year. If the DFA One-Year Fixed Income Series changes this investment policy, DFA One-Year Fixed Income Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio. The One-Year Fixed Income Series principally invests in certificates of deposit, commercial paper, bankers' acceptances, notes and bonds. The One-Year Fixed Income Series will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO K

    The investment objective of DFA Two-Year Global Fixed Income Portfolio K is to maximize total returns consistent with preservation of capital. The DFA Two-Year Global Fixed Income Portfolio K invests all of its assets in the DFA Two-Year Global Fixed Income Series of the Trust (the "Two-Year Global Fixed Income Series"). The Two-Year Global Fixed Income Series will have the same investment objective and policies as the Portfolio. The Two-Year Global Fixed Income Series will invest in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers having quality ratings meeting the minimum standards described in "Description of Investments," securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations, such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. At the present time, the Advisor expects that most investments will be made in the obligations of issuers which are in developed countries, such as those countries which are members of the Organization of Economic Cooperation and Development. However, in the future, the Advisor anticipates investing in issuers located in other countries as well. Under normal market conditions, the Two-Year Global Fixed Income Series intends to invest its assets in issuers organized or having a majority of their assets in, or deriving a majority of their operating income in, at least three different countries, one of which may be the United States. As a non-fundamental policy, under normal circumstances, the DFA Two-Year Global Fixed Income Series will invest at least 80% of its net assets in fixed income securities that mature within two years from the date of settlement. If the DFA Two-Year Global Fixed Income Series changes this investment policy, DFA Two-Year Global Fixed Income Portfolio K will notify shareholders at least 60 days in advance of the change, and will change the name of the Portfolio.

    Because many of the Two-Year Global Fixed Income Series investments will be denominated in foreign currencies, the Two-Year Global Fixed Income Series will also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. The Two-Year Global Fixed Income Series will concentrate its investments in obligations of U.S. and foreign banks and bank holding companies if particular conditions occur (see "Investments in the Banking Industry").

DESCRIPTION OF INVESTMENTS

    The following is a description of the categories of investments that may be acquired by the One-Year Fixed Income and Two-Year Global Fixed Income Series (collectively, the "Fixed Income Master Funds").

                                                              PERMISSIBLE CATEGORIES:
                                                              -----------------------
One-Year Fixed Income Series................................          1-6, 8
Two-Year Global Fixed Income Series.........................            1-10

 1. U.S. GOVERNMENT OBLIGATIONS--Debt securities issued by the U.S. Treasury that are direct obligations of the U.S. government, including bills, notes and bonds.

 2. U.S. GOVERNMENT AGENCY OBLIGATIONS--Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, including Fannie Mae, Federal Home Loan Bank and the Federal Housing Administration.

 3. CORPORATE DEBT OBLIGATIONS--Nonconvertible corporate debt securities (e.g., bonds and debentures that are issued by companies whose commercial paper is rated Prime-1 by Moody's Investors Services, Inc. ("Moody's") or A-l by S&P and dollar-denominated obligations of foreign issuers issued in the United States. If the issuer's commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Advisor must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

 4. BANK OBLIGATIONS--Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.

 5. COMMERCIAL PAPER--Rated, at the time of purchase, A-l or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months.

 6. REPURCHASE AGREEMENTS--Instruments through which the Fixed Income Master Funds purchase securities ("underlying securities") from a bank, or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the underlying securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. A Fixed Income Master Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of such Master Fund's total assets would be so invested. The Master Funds will also only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the Advisor. The Advisor will monitor the market value of the underlying securities plus any accrued interest thereon so that they will at least equal the repurchase price.

 7. FOREIGN GOVERNMENT AND AGENCY OBLIGATIONS--Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.

 8. SUPRANATIONAL ORGANIZATION OBLIGATIONS--Debt securities of supranational organizations, such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

 9. FOREIGN ISSUER OBLIGATIONS--Debt securities of non-U.S. issuers rated AA or better by S&P or Aa2 or better by Moody's.

10. EURODOLLAR OBLIGATIONS--Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.

    The categories of investments that may be acquired by the Fixed Income Master Funds may include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.

INVESTMENTS IN THE BANKING INDUSTRY

    The Fixed Income Master Funds will invest more than 25% of their respective total assets in obligations of U.S. and foreign banks and bank holding companies when the yield to maturity on these investments exceeds the yield to maturity on all other eligible portfolio investments for a period of five consecutive days when the NYSE is open for trading. The Portfolios that invest in the Fixed Income Master Funds, the DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K, each have the same policy. This policy can only be changed by a vote of shareholders. Investments in the Fixed Income Master Funds will not be considered investments in the banking industry so that a Portfolio may invest all or substantially all of its assets in its respective Master Fund. When investment in such obligations exceeds 25% of the total net assets of any of the Fixed Income Master Funds, such Master Fund will be considered to be concentrating its investments in the banking industry. As of August 1, 2001, neither the One-Year Fixed Income Series nor the Two-Year Global Fixed Income Series is concentrating its investments in the banking industry.

    The types of bank and bank holding company obligations in which the Fixed Income Master Funds may invest include: dollar-denominated certificates of deposit, bankers' acceptances, commercial paper and other debt obligations issued in the United States and which mature within two years of the date of settlement, provided such obligations meet each Master Fund's established credit rating criteria as stated under "Description of Investments." In addition, the Fixed Income Master Funds are authorized to invest more than 25% of their total assets in Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.

PORTFOLIO STRATEGY

    The Fixed Income Master Funds will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated incremental return on investment for holding securities having maturities of longer than one month compared to securities having a maturity of one month. The Advisor believes that credit risk premiums are available largely through investment in high grade commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fixed Income Master Funds will be chosen with a view to maximizing anticipated returns, net of trading costs.

PORTFOLIO TURNOVER

    The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fixed Income Master Funds acquire securities in principal transactions and, therefore, do not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, as stated above, securities ordinarily will be sold when, in the Advisor's judgment, the monthly return of either Fixed Income Master Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that securities will be acquired in the secondary markets for short-term instruments.

    The Two-Year Global Fixed Income Series engages in frequent trading of portfolio securities. A high portfolio turnover rate may have negative tax consequences to shareholders and may result in increased trading costs.

                   PORTFOLIO TRANSACTIONS--EQUITY PORTFOLIOS

    With respect to the Master Funds in which the Domestic and International Equity Portfolios invest, investments will generally be made in eligible securities on a market capitalization weighted basis. Securities will not be purchased or sold based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase. Securities that have depreciated in value since their acquisition will not be sold solely because prospects for the issuer are not considered attractive or due to an expected or realized decline in securities prices in general. Securities will not be sold to realize short-term profits, but when circumstances warrant, they may be sold without regard to the length of time held. Securities, including those eligible for purchase, may be disposed of, however, at any time when, in the Advisor's judgment, circumstances warrant their sale, including but not limited to, tender offers, mergers and similar transactions, or bids made for block purchases at opportune prices. Generally, securities will be purchased with the expectation that they will be held for longer than one year and will be held until such time as they are no longer considered appropriate holdings in light of the investment policy of each Portfolio.

                                SECURITIES LOANS

    All of the Master Funds are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. While a Master Fund may earn additional income from lending securities, such activity is incidental to the investment objective of the

Master Fund. The value of securities loaned may not exceed 33% of the value of a Master Fund's total assets. In connection with such loans, a Master Fund will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Funds will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, Dimensional Investment Group Inc. (the "Fund") or the Trust could experience delay in recovering the loaned securities. Management believes that this risk can be controlled through careful monitoring procedures. While the Portfolios are also authorized to lend portfolio securities, as long as the Portfolios only hold shares of their corresponding Master Funds, the Portfolios do not intend to lend those shares.

                 DEVIATION FROM MARKET CAPITALIZATION WEIGHTING

    The portfolio structures of the Large Cap Value, XM Value, U.S. Small Cap and International Value Series involve market capitalization weighting. Deviation from strict market capitalization weighting may occur for several reasons. The Advisor may exclude the stock of a company that meets applicable market capitalization criterion if the Advisor determines in its best judgment that the purchase of such stock is inappropriate given other conditions. Deviation also will occur because the Advisor intends to purchase securities in round lots only. Furthermore, the Advisor may reduce the relative amount of any security held from the level of strict adherence to market capitalization weighting, in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a Master Fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from strict market capitalization weighting. With regard to the U.S. Small Cap Series, a further deviation may occur due to investments in privately placed convertible debentures.

    Block purchases of eligible securities may be made at opportune prices even though such purchases exceed the number of shares which, at the time of purchase, strict adherence to the policy of market capitalization weighting would otherwise require. (The XM Value Series may purchase common stocks in the bottom 2.5% of total market capitalization at times when it is advantageous to do so.) In addition, securities eligible for purchase or otherwise represented in a portfolio may be acquired in exchange for the issuance of shares. (See "PURCHASE OF SHARES--In Kind Purchases.") While such transactions might cause a temporary deviation from market capitalization weighting, they would ordinarily be made in anticipation of further growth of assets.

    Changes in the composition and relative ranking (in terms of market capitalization) of the stocks which are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the Advisor will prepare lists of companies whose stock is eligible for investment by each Master Fund. Additional investments generally will not be made in securities which have changed in value sufficiently to be excluded from the Advisor's then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from strict market capitalization weighting. Such deviation could be substantial if a significant amount of a portfolio's holdings change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

                            MANAGEMENT OF THE FUNDS

    The Advisor serves as investment advisor to each Master Fund. As such, the Advisor is responsible for the management of each Master Fund's assets. Investment decisions for the Master Funds are made by the Investment Committee of the Advisor, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of the Advisor who are elected annually. The Advisor provides the Master Funds with a trading department and selects brokers and dealers to effect securities transactions. Securities transactions are placed with a view to obtaining best price and execution. The Advisor is authorized to pay a higher commission to a broker, dealer or exchange member than another such organization may charge if it determines, in good faith, that the commission paid is reasonable in relation to the research or brokerage services provided by such organization. For the fiscal year ended November 30, 2000, each Master Fund paid advisory fees, as a percentage of its average net assets, as set forth below:

U.S. Large Company Series...................................  0.025%
U.S. Large Cap Value Series.................................   0.10%
U.S. XM Value Series........................................   0.10%
U.S. Small Cap Series.......................................   0.03%
International Value Series..................................   0.20%
Emerging Markets Series.....................................   0.10%
One-Year Fixed Income Series................................   0.05%
Two-Year Global Fixed Income Series.........................   0.05%

    The Fund and Trust bear all of their own costs and expenses, including: services of their independent certified public accountants, legal counsel, brokerage fees, commissions and transfer taxes in connection with the acquisition and disposition of portfolio securities, taxes, insurance premiums, costs incidental to meetings of their shareholders and directors or trustees, the cost of filing their registration statements under the federal securities laws and the cost of any filings required under state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses allocable to a particular Portfolio or Master Fund are so allocated. The expenses of the Fund that are not allocable to a particular Portfolio are to be borne by each Portfolio of the Fund on the basis of its relative net assets. Similarly, the expenses of the Trust that are not allocable to a particular Master Fund are to be borne by each Master Fund on the basis of its relative net assets.

    The Advisor was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. Assets under management total approximately $33 billion. The Advisor owns 100% of the outstanding shares of Dimensional Fund Advisors Ltd. ("DFAL") and beneficially owns 100% of DFA Australia Limited ("DFA Australia").

CONSULTING SERVICES--DFA INTERNATIONAL VALUE MASTER FUND AND EMERGING MARKETS
  MASTER FUND

    The Advisor has entered into a Consulting Services Agreement with DFAL and DFA Australia, respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to the Advisor with respect to DFA International Value and Emerging Markets Series.

SHAREHOLDER SERVICES

    On behalf of each Portfolio, the Advisor enters into agreements with service agents to provide shareholder servicing, recordkeeping, account maintenance and other services to 401(k) plan shareholders and their plan participants. From the administration fee it receives from each Portfolio, the Advisor pays such service agents in an amount up to 0.25% of each Portfolio's average net assets.

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

    In general, the policy of the U.S. XM Value Portfolio K, U.S. Small Cap Portfolio K and Emerging Markets Portfolio K is to distribute substantially all of their net investment income, together with any net realized capital gains, in December of each year. Dividends from net investment income of U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K and DFA International Value Portfolio K are distributed quarterly (on a calendar basis), and any net realized capital gains are distributed annually after November 30. Net investment income, which is accrued daily, will be distributed monthly (except for January) by DFA One-Year Fixed Income Portfolio K, and quarterly by DFA Two-Year Global Fixed

Income Portfolio K. Any net realized capital gains of the Fixed Income Portfolios will be distributed annually after the end of the fiscal year.

    Shareholders of each Portfolio will automatically receive all income dividends and capital gains distributions in additional shares of the Portfolio whose shares they hold at net asset value (as of the business date following the dividend record date).

    Dividends and distributions paid to a 401(k) plan accumulate free of federal income taxes. In addition, the sale or redemption by a 401(k) plan of a Portfolio's shares will not be subject to federal income taxes.

    The DFA International Value Portfolio K and the Emerging Markets Portfolio K may be subject to foreign withholding taxes on income from certain foreign securities. If more than 50% in value of the total assets of the Emerging Markets Portfolio K is invested in securities of foreign corporations, the Portfolio may elect to pass through to its shareholders their pro rata share of foreign income taxes paid by the Portfolio. If this election is made, shareholders will be required to include in their gross income their pro rata share of these foreign taxes paid by the Portfolio. However, shareholders will be entitled to either deduct (as an itemized deduction in the case of individuals) their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. federal income tax, subject to certain limitations under the Code. The DFA International Value Portfolio K invests in a Master Fund that is taxable as a corporation and will not be permitted to pass through a credit or deduction for foreign withholding taxes that it pays.

    A Portfolio is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not complied with IRS regulations concerning taxpayer identification numbers. You may avoid this withholding requirement by providing and certifying on the account registration form your proper Taxpayer Identification Number and by certifying that you are not subject to backup withholding and are not a U.S. person.

    The tax discussion set forth above is included for general information only. Prospective investors should consult the statement of additional information. Prospective investors should also consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in a Portfolio.

              ELECTRONIC SHAREHOLDER INFORMATION AND TRANSACTIONS

    The Portfolios are sold only to 401(k) plans and other similar retirement plans. In order to keep costs to the Fund to a minimum, a 401(k) plan sponsor or its agent, when opening an account, must consent to the acceptance of all shareholder information about the Portfolios in which the 401(k) plan invests through e-mail and access to the Portfolios' website at www.dfafunds.com. The 401(k) plan sponsor or its agent will be notified when a prospectus amendment or annual or semi-annual report has been made available on the Portfolios' website. Confirmations and monthly statements will initially be delivered on paper but may, in the future, be delivered electronically.

    The Portfolios may choose to deliver paper versions of shareholder information in certain circumstances at no extra cost to the plan. Currently, the SEC requires an investor in the Portfolios be offered the opportunity to revoke its consent to receive shareholder information (including prospectuses and annual and semi-annual reports) electronically. In order to revoke a prior consent, a 401(k) plan sponsor may call the Fund collect at (310) 395-8005, or write to the Fund at Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. After consent is revoked, the Fund will send the 401(k) plan a set of paper documents at no charge. If the SEC allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, the Fund may notify 401(k) plan sponsors or their agents that the Fund will charge a plan that has revoked its consent a fee of up to $15 per year, per set of copies delivered, to cover the costs of printing, shipping and handling paper versions of shareholder information available on the Portfolios' website.

    The Portfolios' website address is www.dfafunds.com. The current prospectus and recent shareholder reports of the Portfolios will be readily available for viewing and printing on the website.

                               PURCHASE OF SHARES

PURCHASES THROUGH 401(k) PLANS

    Shares of the Portfolios are sold only to 401(k) plans and other similar retirement plans. Provided that shares of the Portfolios are available under an employer's 401(k) plan, shares may be purchased by following the procedures adopted by the respective employer and approved by Fund management for making investments. Investors who are considering an investment in the Portfolios should contact their employer for details. The Fund does not impose a minimum purchase requirement, but investors should determine whether their employer's plan imposes a minimum transaction requirement.

    Purchases of shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

IN-KIND PURCHASES

    If accepted by the Fund, shares of the Portfolios may be purchased in exchange for securities which are eligible for acquisition by the corresponding Master Funds or otherwise represented in their portfolios as described in this prospectus or in exchange for local currencies in which such securities of the DFA International Value Series, Emerging Markets Series and DFA Two-Year Global Fixed Income Series are denominated. Purchases in exchange for securities will not be subject to a reimbursement fee. Securities and local currencies accepted by the Fund for exchange and Portfolio shares to be issued in exchange will be valued as set forth under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio whose shares are being acquired and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares of the DFA International Value K, Emerging Markets K or DFA Two-Year Global Fixed Income K Portfolios with local currencies should first contact the Advisor for wire instructions.

    The Fund will not accept securities in exchange for shares of a Portfolio unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Master Fund in which the Portfolio invests and current market quotations are readily available for such securities;
(2) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Master Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) at the discretion of the Fund, the value of any such security (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Master Fund may not exceed 5% of the net assets of the Master Fund immediately after the transaction. The Fund will accept such securities for investment and not for resale.

    A gain or loss for federal income tax purposes will generally be realized by investors who are subject to federal taxation upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Advisor.

                              VALUATION OF SHARES

NET ASSET VALUE

    The net asset value per share of each Portfolio and corresponding Master Fund is calculated as of the close of the NYSE by dividing the total market value of the respective Portfolio's or Master Fund's investments and other assets, less any liabilities, by the total outstanding shares of the stock of the respective Portfolio or Master Fund. The value of the shares of each Portfolio will fluctuate in relation to the investment experience of the Master Fund in which such Portfolio invests. Securities held by the

Master Funds which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, the Master Funds, except for the Fixed Income Master Funds, value such securities at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities issued by open-end investment companies, such as the Master Funds, are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. To the extent that a Master Fund holds large numbers of securities, it is likely that it will have a larger number of securities that may be deemed illiquid and therefore must be valued pursuant to special procedures adopted by the Board of Trustees, than would a fund that holds a smaller number of securities. The U.S. Small Cap Series is more likely to hold illiquid securities than would a fund that invests in larger capitalization companies. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair value in accordance with procedures adopted by the Board of Trustees. The net asset values per share of the DFA International Value Series, Emerging Markets Series and Two-Year Global Fixed Income Series are expressed in U.S. dollars by translating the net assets of each Master Fund using the mean between the most recent bid and asked prices for the dollar as quoted by generally recognized reliable sources.

    The value of the shares of the Fixed Income Master Funds will tend to fluctuate with interest rates because, among other factors, unlike money market funds, the Fixed Income Master Funds do not seek to stabilize the value of their respective shares by use of the "amortized cost" method of asset valuation. In addition, changes in the creditworthiness of an issuer may affect the value of its debt and thus, a Fixed Income Master Fund's net asset value. Net asset value includes interest on fixed income securities which is accrued daily. Securities which are traded OTC and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the OTC market. Securities held by the Fixed Income Master Funds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the current market value of such securities. Other assets and securities for which quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

    Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. The values of foreign securities held by those Master Funds that invest in such securities are determined as of such times for the purpose of computing the net asset values of the Master Funds and their corresponding Portfolios. If events which materially affect the value of the investments of a Master Fund occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above. Since the International Value Series and Emerging Markets Series own securities that are primarily listed on foreign exchanges which may trade on days when the Master Funds and Portfolios do not price their shares, the net asset values of the DFA International Value Portfolio and Emerging Markets Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

    Certain of the securities holdings of the Emerging Markets Series in Approved Markets may be subject to tax, investment and currency repatriation regulations of the Approved Markets that could have a material effect on the valuation of the securities. For example, the Emerging Markets Series might be subject to different levels of taxation on current income and realized gains depending upon the holding period of the securities. In general, a longer holding period (e.g., 5 years) may result in the imposition of lower tax rates than a shorter holding period (e.g., 1 year). The Master Fund may also be subject to certain contractual arrangements with investment authorities in an Approved Market which require the Master Fund to maintain minimum holding periods or to limit the extent of repatriation of income and realized gains. As a result, the valuation of particular securities at any one time may depend materially upon the assumptions that the Master Fund makes at that time concerning the anticipated holding period for the securities. Absent special circumstances as determined by the Board of Trustees of the Master Fund, it is presently intended that the valuation of such securities will be based upon the assumption that they will be held for at least the amount of time necessary to avoid higher tax rates or penalties and currency repatriation restrictions. However, the use of such valuation standards will not prevent the Master Fund from selling such securities in a shorter period of time if the Advisor considers the earlier sale to be a more prudent course of action. Revision in valuation of those securities will be made at the time of the transaction to reflect the actual sales proceeds inuring to the Master Fund.

    Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. The value of such futures contracts held by a Master Fund is determined each day as of such close.

PUBLIC OFFERING PRICE

    Provided that PFPC Inc., the Fund's transfer agent, or the service agent designated under a 401(k) plan has received the investor's instructions in good order and the custodian has received the investor's payment, shares of the Portfolio selected will be priced at the public offering price calculated next after receipt of the investor's funds by the custodian. If an order to purchase shares must be canceled due to nonpayment, the purchaser will be responsible for any loss incurred by the Fund arising out of such cancellation. To recover any such loss, the Fund reserves the right to redeem shares owned by any purchaser whose order is canceled, and such purchaser may be prohibited or restricted in the manner of placing further orders.

    It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of their shares to such investors, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the shares of the Emerging Markets Portfolio K are sold at an offering price which is equal to the current net asset value of such shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the costs reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Portfolio K and is paid to the Portfolio and used by it to defray such costs. Such costs include brokerage commissions on listed securities and imputed commissions on OTC securities. Reinvestments of dividends and capital gains distributions paid by the Portfolio and in-kind investments are not subject to a reimbursement fee. (See "PURCHASE OF SHARES--In-Kind Purchases" and "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.") The Emerging Markets Master Fund charges a reimbursement fee equal to that charged by the Portfolio.

    The public offering price of shares of the other Portfolios described in this prospectus is the net asset value thereof next determined after the receipt of the investor's funds by the custodian, provided that the service agent has received appropriate instruction in the form required by such service agent; no sales charge or reimbursement fee is imposed.

                               EXCHANGE OF SHARES

    Provided such transactions are permitted under an employer's 401(k) plan, plan participants may exchange shares of one Portfolio described in this prospectus for shares in one or more of the other Portfolios described in this prospectus by completing the necessary documentation as required by the service agent designated under the employer's plan and the Advisor. Please contact your employer or the service agent of your plan for further information.

                              REDEMPTION OF SHARES

401(k) PLAN PARTICIPANT REDEMPTION PROCEDURE

    A participant in a 401(k) plan who desires to redeem shares of a Portfolio must furnish a redemption request to the service agent designated under the 401(k) plan in the form required by such service agent. The service agent will adopt procedures approved by Fund management for transmitting redemption orders.

401(k) PLAN REDEMPTION PROCEDURE

    A 401(k) plan that desires to redeem shares of a Portfolio must furnish a redemption request to the Fund. Each Portfolio will redeem shares at the net asset value of such shares next determined after receipt of a written request in good order by PFPC Inc. "Good order" means that the request to redeem shares must include all necessary documentation, to be received in writing by the Advisor no later than the close of regular trading on the NYSE (ordinarily 1:00 p.m. PST), including but not limited to: a letter of instruction or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners (or authorized representatives thereof) of the shares; and, if the Fund does not have on file the authorized signatures for the account, proof of authority and a guarantee of the signature of each registered owner by an eligible guarantor institution; and any other required supporting legal documents. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

    A 401(k) plan redeeming shares for which certificates have not been issued, who have authorized redemption payment by wire in writing, may request that redemption proceeds be paid in federal funds wired to the bank they have designated in writing. The Fund reserves the right to send redemption proceeds by check in its discretion; a 401(k) plan may request overnight delivery of such check at the plan's own expense. If the proceeds are wired to the plan's account at a bank which is not a member of the Federal Reserve System, there could be a delay in crediting the funds to the plan's bank account. The Fund reserves the right at any time to suspend or terminate the redemption by wire procedure after prior notification to shareholders. No fee is charged for redemptions.

    Although the redemption payments will ordinarily be made within seven days after receipt, payment to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payments for the purchase have been, or will be, collected, which may take up to fifteen days or more. Investors may avoid this delay by submitting a certified check along with the purchase order.

IN-KIND REDEMPTIONS

    When in the best interests of a Portfolio, the Portfolio may make a redemption payment, in whole or in part, by a distribution of portfolio securities that the Portfolio receives from the Master Fund in lieu of cash. Investors may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions. The DFA International Value Portfolio K, Emerging Markets Portfolio K and DFA Two-Year Global Fixed Income Portfolio K reserve the right to redeem their shares in the currencies in which their corresponding Master Funds' investments are denominated. Investors may incur brokerage charges and other transaction costs selling securities and converting currencies which were received in payment of redemptions. Also, the value of the securities may be affected by currency exchange fluctuations.

                          THE MASTER-FEEDER STRUCTURE

    Other institutional investors, including other mutual funds, may invest in each Master Fund, and the expenses of such other funds and, correspondingly, their returns may differ from those of the Portfolios. Please contact The DFA Investment Trust Company at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, (310) 395-8005 for information about the availability of investing in a Master Fund other than through a Portfolio.

    The aggregate amount of expenses for a Portfolio and the corresponding Master Fund may be greater than it would be if the Portfolio were to invest directly in the securities held by the corresponding Master Fund. However, the total expense ratios for the Portfolios and the Master Funds are expected to be less over time than such ratios would be if the Portfolios were to invest directly in the underlying securities. This arrangement enables various institutional investors, including the Portfolios, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in a Master Fund, including a Portfolio, will pay its proportionate share of the expenses of that Master Fund.

    The shares of the Master Funds will be offered to institutional investors for the purpose of increasing the funds available for investment, to reduce expenses as a percentage of total assets and to achieve other economies that might be available at higher asset levels. Investment in a Master Fund by other institutional investors offers potential benefits to the Master Funds, and through their investment in the Master Funds, the Portfolios also. However, such economies and expense reductions might not be achieved, and additional investment opportunities, such as increased diversification, might not be available if other institutions do not invest in the Master Funds. Also, if an institutional investor were to redeem its interest in a Master Fund, the remaining investors in that Master Fund could experience higher pro rata operating expenses, thereby producing lower returns, and the Master Fund's security holdings may become less diverse, resulting in increased risk. Institutional investors that have a greater pro rata ownership interest in a Master Fund than the corresponding Portfolio could have effective voting control over the operation of the Master Fund.

    If the Board of Directors of the Fund determines that it is in the best interest of a Portfolio, the Portfolio may withdraw its investment in a Master Fund at any time. Upon any such withdrawal, the Board would consider what action the Portfolio might take, including either seeking to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retaining an investment advisor to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. Shareholders of a Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of its corresponding Master Fund. A withdrawal by a Portfolio of its investment in the corresponding Master Fund could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could affect adversely the liquidity of the Portfolio. Moreover, a distribution in kind by the Master Fund corresponding to the U.S. Small Cap, DFA One-Year Fixed Income, DFA Two-Year Global Fixed Income, U.S. Small XM Value, U.S. Large Cap Value and DFA International Value Portfolios may constitute a taxable exchange for federal income tax purposes resulting in gain or loss to such Portfolios. Any net capital gains so realized will be distributed to such a Portfolio's shareholders as described in "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES."

                               SERVICE PROVIDERS

               INVESTMENT ADVISOR                                     CUSTODIAN

         DIMENSIONAL FUND ADVISORS INC.                          PFPC TRUST COMPANY
          1299 Ocean Avenue 11th Floor                          400 Bellevue Parkway
             Santa Monica, CA 90401                             Wilmington, DE 19809
             Tel. No. (310) 395-8005

    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS          ACCOUNTING SERVICES, DIVIDEND DISBURSING
           PRICEWATERHOUSECOOPERS LLP                            AND TRANSFER AGENT
           200 East Las Olas Boulevard                                PFPC INC.
                   Suite 1700                                   400 Bellevue Parkway
            Ft. Lauderdale, FL 33301                            Wilmington, DE 19809

                                           LEGAL COUNSEL
                               STRADLEY, RONON, STEVENS & YOUNG, LLP
                                     2600 One Commerce Square
                                    Philadelphia, PA 19103-7098

OTHER AVAILABLE INFORMATION

You can find more information about the Fund and the Portfolios in the Fund's Statement of Additional Information ("SAI"). You can find more information about the Trust and the Master Funds in the Trust's Annual and Semi-Annual Reports.

STATEMENT OF ADDITIONAL INFORMATION. The SAI supplements, and is technically part of, this prospectus. It includes an expanded discussion of investment practices, risks, and fund operations.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. These reports focus on portfolio holdings and performance. The Annual Report also discusses the market conditions and investment strategies that significantly affected the Master Funds in their last fiscal year. The Portfolios are new so the Fund's reports do not yet include any information about them.

TO OBTAIN DOCUMENTS:

-  Access them on the Fund's web site at www.dfafunds.com.

- If you represent a 401(k) plan sponsor or other qualifying retirement plan, call collect at (310) 395-8005.

- Access them on the EDGAR database in the SEC's Internet site at http://www.sec.gov.

- Review and copy them at the SEC's Public Reference Room in Washington, D.C. (phone 1-800/SEC-0330).

- Request copies from the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or at publicinfo@sec.gov (you will be charged a copying fee). Information on the operation of the SEC's public reference room is available by calling the SEC at 1-202-942-8090.

DIMENSIONAL FUND ADVISORS INC.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
(310) 395-8005

DIMENSIONAL INVESTMENT GROUP INC.--REGISTRATION NO. 811-6067

                        DIMENSIONAL INVESTMENT GROUP INC.

          1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA 90401
                            TELEPHONE: (310) 395-8005

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2001
                       (AS SUPPLEMENTED ON AUGUST 1, 2001)

     Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company that offers twenty-three series of shares. This statement of additional information ("SAI") relates to eight series of the Fund (individually, a "Portfolio" and collectively, the "Portfolios"):


                           DOMESTIC EQUITY PORTFOLIOS

U.S. Large Company Portfolio K          U.S. Small XM Value Portfolio K
                                        (formerly, U.S. 4-10 Value Portfolio K)
U.S. Large Cap Value Portfolio K        U.S. Small Cap Portfolio K (formerly,
                                        U.S. 6-10 Small Company Portfolio K)

                         INTERNATIONAL EQUITY PORTFOLIOS

DFA International Value Portfolio K     Emerging Markets Portfolio K


                             FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio K   DFA Two-Year Global Fixed Income
                                        Portfolio K


     This SAI is not a prospectus but should be read in conjunction with the Portfolios' prospectus dated April 1, 2001, as amended from time to time. The corresponding Master Funds' audited financial statements for the fiscal year ended November 30, 2000 are incorporated by reference from The Investment Trust Company's (the "Trust") annual report to shareholders. The Portfolios' prospectus and the Trust's annual report can be obtained by writing to the above address or by calling the above telephone number.

                                TABLE OF CONTENTS



PORTFOLIO CHARACTERISTICS AND POLICIES.....................................3

BROKERAGE COMMISSIONS......................................................3

INVESTMENT LIMITATIONS.....................................................4

FUTURES CONTRACTS..........................................................7

CASH MANAGEMENT PRACTICES..................................................8

CONVERTIBLE DEBENTURES.....................................................9

PORTFOLIO TURNOVER RATES...................................................9

DIRECTORS AND OFFICERS.....................................................9

SERVICES TO THE FUND......................................................12

ADVISORY FEES.............................................................14

GENERAL INFORMATION.......................................................14

CODES OF ETHICS...........................................................14

SHAREHOLDER RIGHTS........................................................15

PRINCIPAL HOLDERS.........................................................15

PURCHASE OF SHARES........................................................15

REDEMPTION AND TRANSFER OF SHARES.........................................16

TAXATION OF THE PORTFOLIOS................................................16

CALCULATION OF PERFORMANCE DATA...........................................18

FINANCIAL STATEMENTS......................................................19

                     PORTFOLIO CHARACTERISTICS AND POLICIES

     Each of the Portfolios is a "Feeder Fund," which means that it seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of The DFA Investment Trust Company (the "Trust"). The series of the Trust are referred to as the "Master Funds." Dimensional Fund Advisors Inc. (the "Advisor") serves as investment advisor to each Master Fund, and provides administrative services to the Portfolios. Capitalized terms not otherwise defined in this SAI have the meaning assigned to them in the prospectus. The following information supplements the information set forth in the prospectus. Unless otherwise indicated, the following information applies to all of the Portfolios through their investments in the Master Funds.

     Each of the Portfolios and the Master Funds are diversified under the federal securities laws and regulations.

     Because the structures of the Domestic Equity and International Equity Master Funds are based on the relative market capitalizations of eligible holdings, it is possible that the Master Funds might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Master Fund and the issuer would be deemed affiliated persons and certain requirements under the federal securities laws and regulations regulating dealings between mutual funds and their affiliates might become applicable. However, based on the present capitalizations of the groups of companies eligible for inclusion in the Master Funds and the anticipated amount of assets intended to be invested in such securities, management does not anticipate that a Master Fund will include as much as 5% of the voting securities of any issuer.

     Prior to the date of this SAI, the U.S. Small XM Value Portfolio K and the U.S. Small Cap Portfolio K were known as the U.S. 4-10 Value Portfolio K and the U.S. 6-10 Small Company Portfolio K, respectively. Similarly, the Master Funds in which these two Portfolios invest - the U.S. Small XM Value Series and the U.S. Small Cap Series - were, prior to the date of this SAI, known as the U.S. 4-10 Value Series and the U.S. 6-10 Small Company Series, respectively.

                              BROKERAGE COMMISSIONS

The following table depicts brokerage commissions paid by the Master Funds.

                                                                                            FISCAL YEARS ENDED
                                                                                            ------------------
                                                                                   2000            1999           1998
                                                                                   ----            ----           ----
U.S. Large Company Series ...............................................    $   48,866      $    1,250     $   15,841
U.S. Large Cap Value Series .............................................     1,878,270       2,492,821      1,116,421
U.S. Small XM Value Series ..............................................     2,808,527       1,164,028        717,873
U.S. Small Cap Series ...................................................     1,283,763         733,337      1,022,535
International Value Series ..............................................       376,232         480,344        763,022
Emerging Markets Series .................................................       439,821         246,534        375,895
                                                                                -------         -------        -------

TOTAL ...................................................................    $7,026,908      $5,118,314     $4,011,587

     The substantial increases or decreases in the amount of brokerage commissions paid by the Master Funds from year to year indicated in the foregoing table resulted from increases or decreases in the amount of securities that were bought and sold by the Master Funds.

     The Fixed Income Master Funds acquire and sell securities on a net basis with dealers that are major market makers in such securities. The Investment Committee of the Advisor selects dealers on the basis of their size, market making and credit analysis ability. When executing portfolio transactions, the Advisor seeks to obtain the most favorable price for the securities being traded among the dealers with whom the Fixed Income Master Funds effect transactions.

     Portfolio transactions of each Master Fund will be placed with a view to receiving the best price and execution. In addition, the Advisor will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected. Brokers will be selected with this goal in view. The Advisor monitors the performance of brokers which effect transactions for the Master Funds to determine the effect that their trading has on the market prices of the securities in which they invest. The Advisor also checks the rate of commission being paid by the Master Funds to their brokers to ascertain that they are competitive with those charged by other brokers for similar services. Transactions also may be placed with brokers who provide the Advisor with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services.

     The OTC companies eligible for purchase by certain of the Master Funds are thinly traded securities. Therefore, the Advisor believes it needs maximum flexibility to effect OTC trades on a best execution basis. To that end, the Advisor places buy and sell orders with market makers, third market brokers, electronic communications networks (ECNs) and with brokers on an agency basis when the Advisor determines that the securities may not be available from other sources at a more favorable price. Third market brokers enable the Advisor to trade with other institutional holders directly on a net basis. This allows the Advisor to sometimes trade larger blocks than would be possible by going through a single market maker.

     ECNs, such as Instinet, are electronic information and communication networks whose subscribers include most market makers and many institutions. Such ECNs charge a commission for each trade executed on their systems. For example, on any given trade, a Master Fund, by trading through an ECN, would pay a spread to a dealer on the other side of the trade plus a commission to the ECN. However, placing a buy (or sell) order on Instinet communicates to many (potentially all) market makers and institutions at once. This can create a more complete picture of the market and thus increase the likelihood that the Master Funds can effect transactions at the best available prices.

     During the fiscal year ended November 30, 2000, the Master Funds paid commissions for securities transactions to brokers which provided market price monitoring services, market studies and research services to the Master Funds as follows:

                                                                           VALUE OF
                                                                          SECURITIES      BROKERAGE
                                                                         TRANSACTIONS    COMMISSIONS
                                                                      ---------------   ------------
U.S. Large Cap Value Series .........................................   $ 243,180,553       $247,148
U.S. Large Company Series ...........................................         415,476             90
U.S. Small XM Value Series ..........................................     101,633,448        376,063
U.S. Small Cap Series ...............................................      15,982,824         80,857
Emerging Markets Series .............................................               0              0
International Value Series ..........................................      41,737,503         65,869
                                                                           ----------         ------

TOTAL ...............................................................   $ 402,949,804       $770,027

     The investment advisory agreements permit the Advisor knowingly to pay commissions on these transactions that are greater than another broker, dealer or exchange member might charge if the Advisor, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or the Advisor's overall responsibilities to the Master Funds. Research services furnished by brokers through whom securities transactions are effected may be used by the Advisor in servicing all of its accounts and not all such services may be used by the Advisor with respect to the Master Funds. Subject to obtaining best price and execution, transactions may be placed with brokers that have assisted in the sale of the Portfolios' shares. A Portfolio will not incur any brokerage or other costs in connection with its purchase or redemption of shares of the corresponding Master Fund.

                             INVESTMENT LIMITATIONS

     Each of the Portfolios and Master Funds has adopted certain limitations which may not be changed with respect to any Portfolio or Master Fund without the approval of the holders of a majority of the outstanding voting securities of such Portfolio or Master Fund. A "majority" is defined as the lesser of: (1) at least 67% of the voting securities of the Portfolio or Master Fund (to be affected by the proposed change) present at a meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio or Master Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such Portfolio or Master Fund.

     The Portfolios and Master Funds will not:

          (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and they (except the U.S. Small Cap Portfolio and the DFA One-Year Fixed Income Portfolio) may purchase or sell financial futures contracts and options thereon;

          (2) make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

          (3) as to 75% of the total assets of a Portfolio or Master Fund, invest in the securities of any issuer (except obligations of the U.S. Government, its agencies and its instrumentalities or, for the Portfolios, shares of an investment company) if, as a result, more than 5% of the Portfolio's or Master Fund's total assets, at market, would be invested in the securities of such issuer;

          (4) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33% of its net assets (provided that DFA One-Year Fixed Income Portfolio may borrow no more than 5% of its net assets) or pledge in excess of 33% of such assets to secure such loans;

          (5) engage in the business of underwriting securities issued by others;

          (6) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's or Master Fund's total assets would be invested in securities of companies within such industry; except that the Fixed Income Portfolios and Master Funds shall invest more than 25% of their total assets in obligations of banks and bank holding companies in the circumstances described in the prospectus under "Investments in the Banking Industry" and as otherwise described under "Portfolio Strategy;"

          (7)  purchase securities on margin; or

          (8) issue senior securities (as such term is defined in Section 18(f) of the Investment Company Act of 1940 (the "1940 Act")), except to the extent permitted by the 1940 Act.

     In addition, the Master Funds will not:

          (9) purchase or retain securities of an issuer if those officers and directors of the Fund or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities; provided that the U.S. Small XM Value Series is not subject to this limitation;

          (10) pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (4) above; provided that the U.S. Small XM Value Series is not subject to this limitation;

          (11) invest more than 10% of the value of the Master Fund's total assets in illiquid securities, which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments; provided that the U.S. Small XM Value Series and Two-Year Global Fixed Income Series are not subject to this limitation, and the Large Cap Value Series, the International Value Series, the U.S. Small Cap Series and the Emerging Markets Series may invest not more than 15% of their total assets in illiquid securities;

          (12) invest for the purpose of exercising control over management of any company; provided that the U.S. Small XM Value Series is not subject to this limitation;

          (13) invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization; provided that each of the U.S. Small XM Value Series and Emerging Markets Series may invest its assets in securities of investment companies and units of such companies such as, but not limited to, S&P Depository Receipts;

          (14) invest more than 5% of its total assets in securities of companies that have (with predecessors) a record of less than three years' continuous operation; except this limitation does not apply to the U.S. Small XM Value Series and Emerging Markets Series;

          (15) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs, except that the U.S. Small XM Value Series is not subject to these limitations;

          (16) purchase warrants, however, the Domestic and International Equity Portfolios may acquire warrants as a result of corporate actions involving their holdings of other equity securities; provided that the U.S. Small XM Value Series is not subject to this limitation; or

          (17) acquire more than 10% of the voting securities of any issuer; provided that this limitation applies only to 75% of the assets of both of the U.S. Value Series and the Emerging Markets Series.

     The investment limitations described in (3), (6) and (10) above do not prohibit each Portfolio from investing all or substantially all of its assets in the shares of another registered, open-end investment company, such as one of the Master Funds.

     The investment limitations described in (1), (4) and (7) above do not prohibit each Portfolio or Master Fund that may purchase or sell financial futures contracts and options thereon from making margin deposits to the extent permitted under applicable regulations. The investment limitation described in
(5) above does not prohibit each Portfolio or Master Fund from acquiring private placements to the extent permitted under applicable regulations.

     For purposes of (4) above, the Emerging Markets Portfolio K (indirectly through its investment in the corresponding Master Fund) may borrow in connection with a foreign currency transaction or the settlement of a portfolio trade. The only type of borrowing contemplated thereby is the use of a letter of credit issued on such Master Fund's behalf in lieu of depositing initial margin in connection with currency futures contracts, and the Master Fund has no present intent to engage in any other types of borrowing transactions under this authority.

     Although (2) above prohibits cash loans, the Portfolios and Master Funds are authorized to lend portfolio securities. Inasmuch as the Portfolios will only hold shares of a corresponding Master Fund, the Portfolios do not intend to lend those shares.

     For the purposes of (11) above, the Fixed Income Master Funds may invest in commercial paper that is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act") subject to the requirements regarding credit ratings stated in the prospectus under "Description of Investments." Further, pursuant to Rule 144A under the 1933 Act, the Master Funds may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% or 15% limitation on holdings of illiquid securities stated in (11) above. While maintaining oversight, the Board of Directors has delegated the day-to-day function of making liquidity determinations to the Advisor. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Directors and the Advisor will continue to monitor the liquidity of Rule 144A securities.

     Although not a fundamental policy subject to shareholder approval: (1) the U.S. Small Cap Portfolio K (indirectly through its investment in the Master Fund) does not intend to purchase interests in any real estate investment trust; and (2) the U.S. Large Company Portfolio K, U.S. Large Cap Value Portfolio K, U.S. Small XM Value Portfolio K, U.S. Small Cap Portfolio K, DFA International Value Portfolio K, Emerging Markets Portfolio K, DFA One-Year Fixed Income Portfolio K and DFA Two-Year Global Fixed Income Portfolio K; (directly or indirectly through their investments in the Master Funds) do not intend to invest more than 15% of their net assets in illiquid securities.

     The DFA Two-Year Global Fixed Income Portfolio K (directly or indirectly through its investment in the Master Fund) may acquire and sell forward foreign currency exchange contracts in order to hedge against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set in the contract. While each U.S. Value Portfolio and the DFA International Value Portfolio K (directly or indirectly through its investment in the Master
Fund) have retained authority to buy and sell financial futures contracts and options thereon, they have no present intention to do so.

     Notwithstanding any of the above investment restrictions, the Emerging Markets Series may establish subsidiaries or other similar vehicles for the purpose of conducting its investment operations in Approved Markets, if such subsidiaries or vehicles are required by local laws or regulations governing foreign investors such as this Master Fund or whose use is otherwise considered by the Master Fund to be advisable. The Master Fund will "look through" any such vehicle to determine compliance with its investment restrictions.

     Subject to future regulatory guidance, for purposes of those investment limitations identified above that are based on total assets, "total assets" refers to the assets that a Portfolio or Master Fund owns, and does not include assets which the Portfolio or Master Fund does not own but over which it has effective control. For example, when applying a percentage investment limitation that is based on total assets, a Portfolio or Master Fund will exclude from its total assets those assets which represent collateral received by the Portfolio or Master Fund for its securities lending transactions.

     Unless otherwise indicated, all limitations applicable to a Portfolio's or Master Fund's investments apply only at the time that a transaction is undertaken. Any subsequent change in a rating assigned by any rating service to a security or change in the percentage of a Portfolio's or Master Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Portfolio's or Master Fund's total assets will not require a Portfolio or Master Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences. In the event that ratings services assign different ratings to the same security, the Advisor will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                                FUTURES CONTRACTS

     All the Master Funds, except the U.S. Small Cap Series and One-Year Fixed Income Series, may enter into futures contracts and options on futures contracts for the purpose of remaining fully invested and to maintain liquidity to pay redemptions.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of defined securities at a specified future time and at a specified price. Futures contracts that are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Each Master Fund will be required to make a margin deposit in cash or government securities with a broker or custodian to initiate and maintain positions in futures contracts. Minimal initial margin requirements are established by the futures exchange and brokers may establish margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, reduction in the contract value may reduce the required margin resulting in a repayment of excess margin to the Master Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Master Funds expect to earn income on their margin deposits. To the extent that a Master Fund invests in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to published positions of the U.S. Securities and Exchange Commission (the "Commission"), each Master Fund may be required to maintain segregated accounts consisting of liquid assets (or, as permitted under applicable interpretations, enter into offsetting positions) in connection with its futures contract transactions in order to cover its obligations with respect to such contracts.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position and, in the event of adverse price movements, a Master Fund would continue to be required to make variation margin deposits. In such circumstances, if the Master Fund has insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it might be disadvantageous to do so. Management intends to minimize the possibility that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

                            CASH MANAGEMENT PRACTICES

     The Portfolios and Master Funds engage in cash management practices in order to earn income on uncommitted cash balances. Generally, cash is uncommitted pending investment in other obligations, payment of redemptions or in other circumstances where the Advisor believes liquidity is necessary or desirable. For example, in the case of the Emerging Markets Series, cash investments may be made for temporary defensive purposes during periods in which market, economic or political conditions warrant.

     All the Portfolios and Master Funds may invest cash in short-term repurchase agreements. In addition, the following cash investments are permissible:

                                                                                                 Percentage
         Portfolios and Master Funds                  Permissible Cash Investment                Guidelines*
         ---------------------------                  ---------------------------                -----------
U.S. Large Company                             Short-term  fixed income  obligations same
                                               as One-Year Fixed Income Portfolio;  index
                                               futures contracts and options thereon**                5%

U.S. Value                                     High  quality,  highly liquid fixed income
                                               securities    such   as    money    market
                                               instruments;  index futures  contracts and
                                               options thereon**                                     20%

Small Cap                                      No limitations                                        20%

International Value                            Fixed  income  obligations  such as  money
                                               market    instruments;    index    futures
                                               contracts and options thereon**                       20%

Emerging Markets                               Money market instruments; highly
                                               liquid debt securities; freely
                                               convertible currencies; shares
                                               of money market mutual funds***;
                                               index futures contracts and
                                               options thereon**                                     10%

---------------
     *The percentage guidelines set forth above are not absolute limitations but the Portfolios and Master Funds do not expect to exceed these guidelines under normal circumstances.

     **To the extent that such Master Funds or Portfolios invest in futures contracts and options thereon for other than bona fide hedging purposes, no Master Fund or Portfolio will enter into such transactions if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions would exceed 5% of the Master Fund's or Portfolio's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

     ***Investments in money market mutual funds may involve duplication of certain fees and expenses.

                             CONVERTIBLE DEBENTURES

     The U.S. Small Cap Series is authorized to invest in private placements of interest-bearing debentures that are convertible into common stock. Convertible debentures include corporate bonds and notes that may be converted into or exchanged for common stock. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible debenture to some extent varies inversely with interest rates. While providing a fixed income stream (generally higher in yield than the income derived from a common stock but lower than that afforded by a nonconvertible debenture), a convertible debenture also affords the Master Fund an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible debentures tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible debenture tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Master Fund may be required to pay for a convertible debenture an amount in excess of the value of the underlying common stock. Common stock acquired by the Master Fund upon conversion of a convertible debenture will generally be held for as long as the Advisor anticipates such stock will provide the Master Fund with opportunities which are consistent with the Master Fund's investment objective and policies.

                            PORTFOLIO TURNOVER RATES

     Generally, securities will be purchased by the Domestic Equity and International Equity Master Funds with the expectation that they will be held for longer than one year. Because the relative market capitalizations of small companies compared with larger companies generally do not change substantially over short periods of time, the portfolio turnover rates of the U.S. Small Cap Series ordinarily are anticipated to be relatively low. The Fixed Income Master Funds are expected to have high portfolio turnover rates due to the relatively short maturities of the securities to be acquired. The portfolio turnover rates for the Two-Year Global Fixed Income Series have varied from year to year due to market and other conditions. In addition, variations in turnover rates occur because securities are sold when, in the Advisor's judgment, the return will be increased as a result of portfolio transactions after taking into account the cost of trading.

                             DIRECTORS AND OFFICERS

     The Board of Directors of the Fund is responsible for establishing Fund policies and for overseeing the management of that Fund. Each of the Directors and officers of the Fund is also a Director and officer of the Trust. The Directors of the Fund, including all of the disinterested directors, have adopted written procedures to monitor potential conflicts of interest that might develop between the Portfolios and the Master Funds.

     The names, locations and dates of birth of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years are set forth below.

DIRECTORS

     David G. Booth*, (12/2/46), Director, President and Chairman-Chief Executive Officer, Santa Monica, CA. President, Chairman-Chief Executive Officer and Director of the following companies: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund

Inc. Trustee, President and Chairman-Chief Executive Officer, The DFA Investment Trust Company. Chief Executive Officer and Director, DFA Australia Ltd. Chief Investment Officer, Dimensional Fund Advisors Ltd. Director, Assante Corporation (investment management). Formerly, Director, SA Funds (registered investment company).

     George M. Constantinides, (9/22/47), Director, Chicago, IL. Leo Melamed Professor of Finance, Graduate School of Business, University of Chicago. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc.

     John P. Gould, (1/19/39), Director, Chicago, IL. Steven G. Rothmeier Professor and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago. President, Cardean University (division of UNext.com). Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and Trustee, Harbor Fund (registered investment company). Member of the Boards of Milwaukee Mutual Insurance Company and UNext.com. Principal and Executive Vice President, Lexecon Inc. (economics, law, strategy and finance consulting). Formerly, Trustee, First Prairie Funds (registered investment company). Formerly, Trustee and Chairman, Pegasus Funds (registered investment company).

     Roger G. Ibbotson, (5/27/43), Director, New Haven, CT. Professor in Practice of Finance, Yale School of Management. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and BIRR Portfolio Analysis, Inc. (software products). Chairman, Ibbotson Associates, Inc., Chicago, IL (software, data, publishing and consulting). Formerly, Director, Hospital Fund, Inc. (investment management services).

     Myron S. Scholes, (7/1/41), Director, Menlo Park, CA. Frank E. Buck Professor Emeritus of Finance, Stanford University. Trustee, The DFA Investment Trust Company. Director, DFA Investment Dimensions Group Inc., Dimensional Emerging Markets Value Fund Inc. and American Century (Mountain
View) Investment Companies. Partner, Oak Hill Capital Management. Formerly, Limited Partner, Long-Term Capital Management L.P. (money manager) and Consultant, Arbor Investors.

     Rex A. Sinquefield*#, (9/7/44), Director, Chairman-Chief Investment Officer, Santa Monica, CA. Chairman-Chief Investment Officer and Director, Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Investment Dimensions Group Inc. and Dimensional Emerging Markets Value Fund Inc. Trustee, Chairman-Chief Investment Officer, The DFA Investment Trust Company. Chairman and Chief Executive Officer, Dimensional Fund Advisors Ltd., and Director and Chief Investment Officer, DFA Australia Ltd.

     Abbie J. Smith, (4/30/53), Director, Chicago, IL. Boris and Irene Stern Professor of Accounting, Graduate School of Business, University of
Chicago. Director, HON  Industries  Inc.  Trustee,  The  DFA  Investment
Trust  Company.   Director,   DFA Investment Dimensions Group Inc. and
Dimensional Emerging Markets Value Fund Inc.

---------------
* Interested Director of the Fund.

# Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

OFFICERS

     Each of the officers listed below hold the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors Inc., DFA Securities Inc., DFA Australia Limited, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Emerging Markets Value Fund Inc.

     Arthur Barlow, (11/7/55), Vice President, Santa Monica, CA. Vice President, Dimensional Fund Advisors Ltd.

     Valerie A. Brown, (1/24/67), Vice President and Assistant Secretary, Santa Monica, CA. Vice President and Assistant Secretary, Dimensional Fund Advisors Ltd. Prior to April 2001, legal counsel for DFA (since March 2000). Associate, Jones, Day, Reavis & Pogue from October 1991 to February 2000.

     Truman Clark, (4/8/41), Vice President, Santa Monica, CA.

     Jim Davis, (11/29/56), Vice President, Santa Monica, CA. Formerly, Kansas State University, Arthur Anderson & Co., Phillips Petroleum Co.

     Robert Deere, (10/8/57), Vice President, Santa Monica, CA. Vice President, Dimensional Fund Advisors Ltd.

     Irene R. Diamant, (7/16/50), Vice President and Assistant Secretary, Santa Monica, CA. Vice President and Assistant Secretary, Dimensional Fund Advisors Ltd.

     Robert W. Dintzner (3/18/70), Vice President, Santa Monica, CA. Prior to April 2001, marketing supervisor and marketing coordinator for DFA.

     Richard Eustice, (8/5/65), Vice President and Assistant Secretary, Santa Monica, CA.

     Eugene Fama, Jr., (1/21/61), Vice President, Santa Monica, CA.

     Henry Gray, (9/22/67), Vice President, Santa Monica, CA. Prior to July 2000, portfolio manager.

     Kamyab Hashemi-Nejad, (1/22/61), Vice President, Controller and Assistant Treasurer, Santa Monica, CA. Vice President, Controller and Assistant Treasurer, Dimensional Fund Advisors Ltd.

     Stephen P. Manus, (12/26/50), Vice President, Santa Monica, CA. President, ANB Investment Management and Trust Company from 1993-1997.

     Karen McGinley, (3/10/66), Vice President, Santa Monica, CA. Vice President, Dimensional Fund Advisors Ltd.

     Catherine L. Newell, (5/7/64), Vice President and Secretary (Assistant Secretary of DFA Australia Limited), Santa Monica, CA. Vice President and Secretary, Dimensional Fund Advisors Ltd.

     David Plecha, (10/26/61), Vice President, Santa Monica, CA. Vice President, Dimensional Fund Advisors Ltd.

     Andrew E. Rasmusen (1/26/62), Vice President, Santa Monica, CA. Prior to April 2001, investment management, client service manager for DFA (since October 2000). Investment manager researcher and consultant for InvestorForce, Inc. from October 1999 to October 2000 and for William M. Mercer Investment Consulting, Inc. from April 1996 to October 1999.

     George Sands, (2/8/56), Vice President, Santa Monica, CA. Vice President, Dimensional Fund Advisors Ltd.

     Michael T. Scardina, (10/12/55), Vice President, Chief Financial Officer and Treasurer, Santa Monica, CA. Vice President, Chief Financial Officer and Treasurer, Dimensional Fund Advisors Ltd.

     John C. Siciliano (08/24/54), Vice President, Santa Monica, CA. Director and Vice President, Dimensional Fund Advisors Ltd. Managing Principal, Payden & Rygel Investment Counsel from April 1998 through December 2000 and Co-Head, North American Corporate Finance for Dresdner Kleinwort Benson N.A. from October 1995 to April 1998.

     Jeanne C. Sinquefield, Ph.D., # (12/2/46), Executive Vice President, Santa Monica, CA. Executive Vice President, Dimensional Fund Advisors Ltd.

     Carl Snyder, (6/8/63), Vice President, Santa Monica, CA. Prior to July 2000, portfolio manager.

     Weston Wellington, (3/1/51), Vice President, Santa Monica, CA.

     # Rex A. Sinquefield and Jeanne C. Sinquefield are husband and wife.

     Directors and officers as a group own less than 1% of each Portfolio's outstanding stock.

     Set forth below is a table listing, for each director entitled to receive compensation, the compensation received from each Fund during the fiscal year ended November 30, 2000 and the total compensation received from all four registered investment companies for which the Advisor serves as investment advisor during that same fiscal year.

                                                   AGGREGATE           TOTAL COMPENSATION
                                                  COMPENSATION              FROM FUND
DIRECTOR                                         FROM THE FUND         AND FUND COMPLEX *
--------                                         -------------         -----------------
George M. Constantinides ......................    $3,312.04               $51,500.00
John P. Gould .................................    $3,312.04               $51,500.00
Roger G. Ibbotson .............................    $3,312.04               $51,500.00
Merton H. Miller++ ............................    $  577.99               $10,000.00
Myron S. Scholes ..............................    $3,206.35               $50,000.00

---------------
* The term Fund Complex refers to all registered investment companies for which the Advisor performs advisory or administrative services and for which the individuals listed above serve as directors on the boards of such companies.
++ Effective June 3, 2000, Mr. Miller ceased serving as a director of the Fund and as a trustee/director of the other investment companies in the Fund Complex. Ms. Smith became a director of the Fund and a trustee/director of the other investment companies in the Fund Complex on December 14, 2000. As a consequence, Ms. Smith did not receive any compensation from the Fund Complex during the fiscal year ended November 30, 2000.

                              SERVICES TO THE FUND

ADMINISTRATIVE SERVICES

     The Fund has entered into an administration agreement with the Advisor on behalf of each Portfolio. Pursuant to the administration agreement, the Advisor performs various services, including: supervision of the services provided by the Portfolio's custodian and transfer and dividend disbursing agent and others who provide services to the Fund for the benefit of the Portfolio; providing shareholders with information about the Portfolio and their investments as they or the Fund may request; assisting the Portfolio in conducting meetings of shareholders; furnishing information as the Board of Directors may require regarding the Master Funds, and any other administrative services for the benefit of the Portfolio as the Board of Directors may reasonably request. In addition, from the administration fee described below that it receives from each Portfolio, the Advisor pays service agents that provide shareholder servicing, recordkeeping, account maintenance and other services to shareholders, in an amount up to 0.25% of the Portfolio's average net assets. For its administrative services, each Portfolio is obligated to pay the Advisor a monthly fee equal to one-twelfth of the percentage of its average net assets listed below:

U.S. Large Company Portfolio K .....................  0.375%
U.S. Large Cap Value Portfolio K ...................  0.40%
U.S. Small XM Value Portfolio K ....................  0.55%
U.S. Small Cap Portfolio K .........................  0.57%
DFA International Value Portfolio K ................  0.45%
Emerging Markets Portfolio K .......................  0.65%
DFA One-Year Fixed Income Portfolio K ..............  0.35%
DFA Two-Year Global Fixed Income Portfolio K .......  0.35%

Pursuant to an Expense Waiver and Assumption Agreement for the Portfolios, the Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's expenses (up to the amount of fees paid to the Advisor based on the Portfolio's assets invested in its master fund) to the extent necessary to reduce a Portfolio's expenses when its total operating expenses exceed the following percentage of average net assets on an annualized basis: 0.75% for U.S. Large Company Portfolio K; 0.85% for U.S. Large Cap Value Portfolio K; 1.00% for U.S. Small XM Value Portfolio K; 0.95% for U.S. Small Cap Portfolio K; 1.00% for DFA International Value Portfolio K; 1.25% for Emerging Markets Portfolio K; 0.75% for DFA One-Year Fixed Income Portfolio K; and 0.75% for DFA Two-Year Fixed Income Portfolio K. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously waived and/or any expenses previously assumed to the extent that such reimbursement will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets as listed above. The Portfolios are not obligated to reimburse the Advisor for fees waived or expenses assumed by the Advisor more than thirty-six months prior to the date of such reimbursement. The Expense Waiver and Assumption Agreement will remain in effect for a period of one year from August 1, 2001 to August 1, 2002, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

     PFPC Inc. ("PFPC"), 400 Bellevue Parkway, Wilmington, DE 19809, serves as the accounting services, dividend disbursing and transfer agent for the Portfolios and Master Funds. The services provided by PFPC are subject to supervision by the executive officers and the Board of Directors of the Fund, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports, liaison with its custodians, and transfer and dividend disbursing agency services. PFPC's charges for its services to each Portfolio are based on the number of feeder portfolios investing in the corresponding Master Fund and whether the Master Fund is organized to be taxed as a corporation or partnership. PFPC's charges are allocated amongst the feeders based on the relative net assets of the feeders. PFPC's charges in the aggregate to a group of feeder portfolios investing in Master Funds which are taxed as corporations are $1,000 per month multiplied by the number of feeders. This applies to the U.S. Large Cap Value Portfolio K, the U.S. Small XM Value Portfolio K, the U.S. Small Cap Portfolio K, the DFA International Value Portfolio K, the DFA One-Year Fixed Income Portfolio K and the DFA Two-Year Global Fixed Income Portfolio K. PFPC's charges in the aggregate to the group of feeder portfolios investing in Master Funds taxed as partnerships are $2,600 per month multiplied by the number of feeders. This applies to the U.S. Large Company Portfolio K and the Emerging Markets Portfolio K. Additionally, the U.S. Large Company Portfolio K also pays a fee of .015% of net assets per year and a separate transfer agency fee of .0025% of net assets per year with a minimum yearly fee of $15,000.

CUSTODIANS

     Citibank, N.A., 111 Wall Street, New York, New York, 10005, is the global custodian for the International Value Series and Two-Year Global Fixed Income Series. The Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245, serves as the custodian for the Emerging Markets Series. PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809, serves as the custodian for the Portfolios and the other Master Funds. The custodians maintain a separate account or accounts for the Portfolios and the Master Funds; receive, hold and release portfolio securities on account of the Portfolios and the Master Funds; make receipts and disbursements of money on behalf of the Portfolios and the Master Funds; and collect and receive income and other payments and distributions on account of the Portfolios' and the Master Funds' portfolio securities.

DISTRIBUTOR

     The Fund acts as distributor of each series of its own shares of stock. The Fund has, however, entered into an agreement with DFA Securities Inc., a wholly owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares. No compensation is paid by the Fund to DFA Securities Inc. under this agreement.

LEGAL COUNSEL

     Stradley, Ronon, Stevens & Young, LLP serves as legal counsel to the Fund. Its address is 2600 One Commerce Square, Philadelphia, PA 19103-7098.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers LLP are the independent certified public accountants to the Fund and audit the financial statements of the Fund and the Trust. Their address is 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, FL 33301.

                                  ADVISORY FEES

     David G. Booth and Rex A. Sinquefield, as directors and officers of the Advisor and shareholders of the Advisor's outstanding stock, may be deemed controlling persons of the Advisor. For the services it provides as investment advisor to each Master Fund, the Advisor is paid a monthly fee calculated as a percentage of average net assets of the Master Fund. For the fiscal years ended November 30, 2000, 1999 and 1998, the Master Funds paid advisory fees as set forth in the following table. Each Master Fund has at least one other feeder fund in addition to the Portfolio; the dollar amount shown below is the total dollar amount of management fees paid by the Master Fund to the Advisor.

                                             2000         1999         1998
                                             (000)        (000)        (000)
                                             -----        -----        -----
U.S. Large Company Series ................  $  805       $  558       $  293
U.S. Large Cap Value Series ..............  $1,737       $1,831       $1,667
U.S. Small XM Value Series ...............  $  652       $  291       $   86
U.S. Small Cap Series ....................  $  219       $  167       $  150
International Value Series ...............  $3,237       $3,481       $3,466
Emerging Markets Series ..................  $  359       $  284       $  220
One-Year Fixed Income Series .............  $  407       $  444       $  420
Two-Year Global Fixed Income Series ......  $  259       $  238       $  214

                               GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 19, 1990. The Fund was known as DFA U.S. Large Cap Inc. from February 1992, until it amended its Articles of Incorporation in April 1993, to change to its present name. Prior to a February 1992 amendment to the Articles of Incorporation, it was known as DFA U.S. Large Cap Portfolio Inc. The DFA Investment Trust Company was organized as a Delaware business trust on October 27, 1992. The Trust offers shares of its Master Funds only to institutional investors in private offerings.

     Until April 1, 2001, the U.S. Small XM Value Portfolio K was known as the U.S. 4-10 Value Portfolio K and the U.S. Small Cap Portfolio K was known as the U.S. 6-10 Small Company Portfolio K.

                                 CODES OF ETHICS

     The Fund and the Trust have adopted a revised Code of Ethics, under Rule 17j-1 of the 1940 Act, for certain access persons of the Portfolios and Master Funds. In addition, the Advisor has adopted or will adopt a revised Code of Ethics. The Codes of Ethics are designed to ensure that access persons act in the interests of the Portfolios and Master Funds, and their shareholders, with respect to any personal trading of securities. Under the Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for shares of mutual funds, U.S. government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by a Portfolio or Master Fund unless their proposed purchases are approved in advance. The Codes also contain certain reporting requirements and securities trading clearance procedures.

                               SHAREHOLDER RIGHTS

     The shares of each Portfolio, when issued and paid for in accordance with the Portfolios' prospectus, will be fully paid and non-assessable shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     With respect to matters which require shareholder approval, shareholders are entitled to vote only with respect to matters that affect the interest of the class of shares (Portfolio) that they hold, except as otherwise required by applicable law. If liquidation of the Fund should occur, shareholders would be entitled to receive on a per class basis the assets of the particular Portfolio whose shares they own, as well as a proportionate share of Fund assets not attributable to any particular Portfolio. Ordinarily, the Fund does not intend to hold annual meetings of shareholders, except as required by the 1940 Act or other applicable law. The Fund's by-laws provide that special meetings of shareholders shall be called at the written request of at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called to consider any matter, including the removal of one or more directors. Shareholders will receive shareholder communications with respect to such matters as required by the 1940 Act, including semi-annual and annual financial statements of the Fund, the latter being audited.

     Whenever a Portfolio, as an investor in its corresponding Master Fund, is asked to vote on a shareholder proposal, the Fund will solicit voting instructions from the Portfolio's shareholders with respect to the proposal. The Directors of the Fund will then vote the Portfolio's shares in the Master Fund in accordance with the voting instructions received from the Portfolio's shareholders. The Directors of the Fund will vote shares of the Portfolio for which they receive no voting instructions in accordance with their best judgment. With regard to a Master Fund of the Trust organized as a partnership for federal tax purposes, if a majority shareholder of the Master Fund becomes bankrupt, a majority in interest of the remaining shareholders in the Master Fund must vote to approve the continuing existence of the Master Fund or the Master Fund will be liquidated.

     Shareholder inquiries may be made by writing or calling the Fund at the address or telephone number appearing on the cover. Only those individuals whose signatures are on file for the account in question may receive specific account information or make changes in the account registration.

                                PRINCIPAL HOLDERS

     The Portfolios had not yet commenced operations as of February 28, 2001, and there were not yet any public shareholders.

                                PURCHASE OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "PURCHASE OF SHARES."

     The Fund will accept purchase and redemption orders on each day that the New York Stock Exchange ("NYSE") is open for business, regardless of whether the Federal Reserve System is closed. However, no purchases by wire may be made on any day that the Federal Reserve System is closed. The Fund will generally be closed on days that the NYSE is closed. The NYSE is scheduled to be open Monday through Friday throughout the year except for days closed to recognize New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The Federal Reserve System is closed on the same days as the NYSE, except that it is open on Good Friday and closed on Columbus Day and Veterans' Day. Orders for redemptions and purchases will not be processed if the Fund is closed.

     The Fund reserves the right, in its sole discretion, to suspend the offering of shares of any or all Portfolios or reject purchase orders when, in the judgement of management, such suspension or rejection is in the best interest of the Fund or a Portfolio. Securities accepted in exchange for shares of a Portfolio will be acquired for investment purposes and will be considered for sale under the same circumstances as other securities in the Portfolio.

     Reimbursement fees may be charged prospectively from time to time based upon the future experience of the Portfolios that are currently sold at net asset value. Any such charges will be described in the prospectus.

                        REDEMPTION AND TRANSFER OF SHARES

     The following information supplements the information set forth in the prospectus under the caption "REDEMPTION OF SHARES."

     The Fund may suspend redemption privileges or postpone the date of payment: (1) during any period when the NYSE is closed, or trading on the NYSE is restricted as determined by the Commission, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and
(3) for such other periods as the Commission may permit.

                           TAXATION OF THE PORTFOLIOS

     The following is a summary of some of the federal income tax consequences of investing in the Portfolios. Because shares of the Portfolios are offered exclusively to 401(k) plan investors, such investors will not be subject to tax on distributions of net investment income or capital gains prior to the withdrawal of amounts deposited under the 401(k) plans. Unless you invest in the Portfolios through a 401(k) plan, you should consider the tax implications of investing and consult your own tax adviser.

     Different tax rules may apply to income earned by the Master Funds because, for federal income tax purposes, the Master Fund in which the assets of Emerging Markets Portfolio K are invested is a partnership, whereas the other Master Funds are corporations. These rules could affect the amount, timing or character of the income distributed by the Master Funds to the Portfolios, and by the Portfolios to their shareholders, even though the shareholders of the Portfolios that are 401(k) plans will not be subject to tax.

DISTRIBUTIONS OF NET INVESTMENT INCOME

     Each Portfolio derives income generally in the form of its share of dividends or, in the case of Emerging Markets Portfolio K, dividends and interest earned by the Master Fund, on its investments. This income, less expenses incurred in the operation of the Portfolio, constitutes its net investment income from which dividends may be paid under a 401(k) or other retirement plan.

DISTRIBUTIONS OF CAPITAL GAIN

     Each Master Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. In general, distributions from the Master Fund's net short-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as ordinary income, and distributions from the Master Fund's net long-term capital gain will be taxable to the Portfolio, and in turn to its shareholders, as long-term capital gain. Shareholders that are 401(k) plans will receive income of this amount and character but will not be subject to tax on this income. With respect to the Emerging Markets Portfolio K, income derived from net short-term capital gain of the Master Fund will be taxable to the Portfolio as net short-term capital gain and, when distributed to the 401(k) plans, will be treated as ordinary income, and income derived from net long-term capital gain of the Master Fund will be taxable to the Portfolio and, when distributed to the 401(k) plans, as long-term capital gain, regardless of how long shares of the Portfolio have been held. Any net short-term or long-term capital gain realized by a Portfolio (net of any capital loss carryovers) will generally be distributed once each year, and may be distributed more frequently, if necessary, in order to eliminate federal excise or income taxes on the Portfolio.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

     Each Portfolio intends to qualify each year as a regulated investment company by satisfying certain distribution and asset diversification requirements under the Internal Revenue Code (the "Code"). As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Portfolio as a regulated investment company, if it determines that such course of action to be beneficial to shareholders. In such case, a Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to shareholders subject to tax will be taxed as ordinary dividend income to the extent of a Portfolio's available earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENT

     The Code requires a Portfolio to distribute at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending October 31 (in addition to undistributed amounts from the prior year) to you by December 31 of each year in order to avoid federal excise taxes. Each Portfolio intends to declare and pay sufficient distributions in December (or in January that are treated by you as received in December) but does not guarantee that its distributions will be sufficient to eliminate all such taxes.

     Most foreign exchange gains realized on (or derived from) the sale of debt instruments are treated as ordinary income by the DFA International Value Portfolio K and the Emerging Markets Portfolio K . Similarly, foreign exchange losses realized by such Portfolios on the sale of debt instruments are generally treated as ordinary losses. These gains, when distributed, will be taxable to shareholders as ordinary dividends, and any losses will reduce a Portfolio's ordinary income distributions to shareholders. This treatment could increase or reduce the Portfolio's ordinary income distributions to the beneficiaries under the 401(k) plans, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital.

DIVIDENDS-RECEIVED DEDUCTION

     With respect to dividends that are received on portfolio securities, the Master Funds in which assets of U.S. Large Company Value Portfolio K, U.S. Small Company Value Portfolio K, U.S. Large Cap Value Portfolio K, and U.S. Small Cap Portfolio K are invested may not be eligible to pass through the corporate dividends-received deduction attributable to their holdings of U.S. equity securities to the Portfolios, and the Portfolios may not be eligible to pass through the deduction to any corporate shareholders if, because of certain timing rules, hedging activities, or debt financing activities at the level of the Master Funds, the Portfolios, or any corporate shareholders, the requisite holding period of the dividend-paying stock is not met or the dividends-received deduction is reduced. Dividends from net investment income will generally qualify in part for the dividends-received deduction, but the portion of dividends so qualified depends primarily on the aggregate qualifying dividend income received by the Portfolio from domestic (U.S.) sources.

LIMITATION ON DEDUCTIBILITY OF LOSSES

     Losses incurred on the sale of securities by a Master Fund organized as a partnership (such as the Master Fund in which Emerging Markets Portfolio K invests) to another Master Fund organized as a partnership may be disallowed if, as of the date of sale, the same persons (or, in the case of a sale of securities by the other Portfolios organized as corporations to another Master Fund organized as a corporation (a "Corporate Master Fund"), five or fewer persons) own, directly or indirectly, more than 50% of the outstanding shares in both the selling and purchasing Master Funds. Under attribution rules, the shareholders of a Portfolio would be considered to own the shares of the corresponding Master Fund on a pro rata basis for purposes of applying the loss disallowance rule. In applying these attribution rules to the sale of securities by Corporate Master Funds to another Corporate Master Fund, only shareholders that own 5% or more of the shares of a Portfolio are considered to own the shares of the corresponding Master Fund in proportion to their ownership of Portfolio shares.

REDEMPTION OF PORTFOLIO SHARES

     For shareholders subject to tax, redemptions and exchanges of Portfolio shares are taxable transactions for federal and state income tax purposes that cause a shareholder subject to tax to recognize a gain or loss. If a shareholder subject to tax holds his shares as a capital asset, the gain or loss that he realizes will be capital gain or loss.

     Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the Portfolio on those shares. All or a portion of any loss that a shareholder subject to tax realizes upon the redemption of a

Portfolio's shares will be disallowed to the extent that the shareholder purchases other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. Any loss disallowed under these rules will be added to such shareholder's tax basis in the new shares purchased by the shareholder.

U.S. GOVERNMENT OBLIGATIONS

     To the extent a Master Fund invests in certain U.S. government obligations, dividends paid by the Portfolio to shareholders that are derived from interest on these obligations should be exempt from state or local personal income tax. Dividends derived from this interest income paid to shareholders of the other Portfolios may be exempt from state or local personal income tax under state tax provisions similar to those governing federal 401(k) plans.

COMPLEX SECURITIES

     A Master Fund may invest in complex securities and such investments may be subject to numerous special and complicated tax rules. For shareholders subject to tax, these rules could affect whether gains or losses recognized by a Portfolio or Master Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Portfolio or Master Fund, defer a Portfolio or Master Fund's ability to recognize losses, and, in limited cases, subject the Portfolio to U.S. federal income tax on income from certain of the Master Fund's foreign investments. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders subject to tax by a Portfolio.

CALCULATION OF PERFORMANCE DATA

     The Portfolios and the Master Funds may disseminate reports of their investment performance from time to time. Investment performance is calculated on a total return basis; that is, by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Portfolio or Master Fund. Standard quotations of total return, which include deductions of any applicable reimbursement fees, are computed in accordance with Commission Guidelines and are presented whenever any non-standard quotations are disseminated to provide comparability to other investment companies. Non-standardized total return quotations may differ from the Commission Guideline computations by covering different time periods, excluding deduction of reimbursement fees charged to investors and paid to the Portfolios which would otherwise reduce returns quotations. In all cases, disclosures are made when performance quotations differ from the Commission Guideline. Performance data is based on historical earnings and is not intended to indicate future performances. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields.

     With respect to the DFA International Value Portfolio K and the Emerging Markets Portfolio K, rates of return expressed as a percentage of U.S. dollars will reflect applicable currency exchange rates at the beginning and ending dates of the investment periods presented. The return expressed in terms of U.S. dollars is the return one would achieve by investing dollars in the Portfolio at the beginning of the period and liquidating the investment in dollars at the end of the period. Hence, the return expressed as a percentage of U.S. dollars combines the investment performance of the Portfolio as well as the performance of the local currency or currencies of the Portfolio.

     For purposes of calculating the performance of the Portfolios, the performance of the corresponding Master Fund will be utilized for the period prior to when each Portfolio commenced operations, and restated to reflect the Portfolio's fees and expenses. Quotations of the annualized percentage total returns of the Master Funds, adjusted to reflect the anticipated expenses of the Portfolios, for the one-year, five-years, and ten-years periods (as applicable) ended December 31, 2000 are set forth in the prospectus. Such quotations utilize the standardized method of calculation required by the Commission. With regard to the Emerging Markets Portfolio K, they reflect the reimbursement fee charged to investors and paid to the Portfolio. The current reimbursement fee for the Emerging Markets Portfolio K, expressed as a percentage of the net asset value of the shares of the Portfolio, is .50%. The Trust's annual report to shareholders for the fiscal year ended November 30, 2000 contains additional performance information for the Master Funds. Copies of the annual report are available upon request and without charge.

     As the following formula indicates, each Portfolio and Master Fund determines its average annual total return by finding the average annual compounded rates of return over the stated time period that would equate a hypothetical initial purchase order of $1,000 to its redeemable value (including capital appreciation/depreciation and dividends and distributions paid and reinvested less any fees charged to a shareholder account) at the end of the stated time period. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The calculation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Commission formula:

            P(1 + T)(n) = ERV
     where:
            P =      a hypothetical initial payment of $1,000
            T =      average annual total return
            n =      number of years
            ERV =    ending redeemable value of a hypothetical $1,000
                     payment made at the beginning of the one-, five-, and ten-year periods at the end of the one-, five-, and ten-year periods (or fractional portion thereof).

     In addition to the standardized method of calculating performance used by the Commission, the Portfolios and Master Funds may disseminate other performance data and may advertise total return performance calculated on a monthly basis.

     The Portfolios may compare their investment performance to appropriate market and mutual fund indices and investments for which reliable performance data is available. Such indices are generally unmanaged and are prepared by entities and organizations which track the performance of investment companies or investment advisors. Unmanaged indices often do not reflect deductions for administrative and management costs and expenses. The performance of the Portfolios may also be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Any performance information, whether related to the Portfolios or to the Advisor, should be considered in light of a Portfolio's investment objectives and policies, characteristics and the quality of the portfolio and market conditions during the time period indicated and should not be considered to be representative of what may be achieved in the future.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 200 East Las Olas Boulevard, Suite 1700, Ft. Lauderdale, Fl 33301, are the Fund's and the Trust's independent certified public accountants. Because the Portfolios had not commenced operations as of November 30, 2000, the annual reports of the Fund for the fiscal year ended November 30, 2000, do not contain any data regarding the Portfolios.

     The audited financial statements of the Master Funds for the fiscal year ended November 30, 2000, as set forth in the Trust's annual report to shareholders, including the report of PricewaterhouseCoopers LLP, are incorporated by reference into this SAI.

     A shareholder may obtain a free copy of the Trust's annual report on the Fund's website at http://www.dfafunds.com or by contacting the Fund at the address or telephone number appearing on the cover of this SAI.